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The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates.  These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

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Subject to Revision
Term Sheet dated February 23, 2004

$1,000,000,000
(Approximate)
CENTEX HOME EQUITY LOAN TRUST 2004-B
Centex Home Equity Loan Asset-Backed Certificates, Series 2004-B
Centex Home Equity Company, LLC
Originator and Servicer
CHEC Funding, LLC
Depositor

The certificates described herein (the "Certificates") are asset-backed securities to be issued by the Centex Home Equity Loan Trust 2004-B (the "Trust").  The sole source of payments on the Certificates will be the property of the Trust, which will include closed-end fixed rate and adjustable rate home equity loans (the "Home Equity Loans").  The Certificates will represent interests in the Trust only and will not be guaranteed by or represent interests in or obligations of Centex Home Equity Company, LLC or any of its affiliates.

This Term Sheet contains structural and collateral information and certain statistical analyses with respect to the Certificates and the Trust.  The information contained in this Term Sheet is preliminary, limited in nature and may be changed.  All the information in this Term Sheet will be superseded in its entirety by the information appearing in the prospectus supplement and prospectus relating to the offering of the Certificates.  The information contained herein addresses only certain limited aspects of the Certificates' characteristics, and does not purport to provide a complete assessment thereof.  As such, the information may not reflect the impact of all structural characteristics of the Certificates or any changes made to the structure of the Certificates after the date hereof.  Additional information will be contained in the prospectus supplement and prospectus.  Prospective purchasers are urged to read the prospectus supplement and prospectus carefully.  Both documents will contain information a prospective purchaser should consider when making an investment decision.

Although a registration statement (including a prospectus and a form of prospectus supplement) relating to the securities described herein has been filed with the Securities and Exchange Commission and is effective, as of the date of this Term Sheet the actual prospectus supplement relating to the Certificates has not been filed with the Securities and Exchange Commission.  Sales of the Certificates may not be consummated unless the purchaser has received both the prospectus supplement and the prospectus.  This Term Sheet shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Certificates in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the applicable laws of any such state or other jurisdiction.

Neither the Securities and Exchange Commission nor any state securities commission has approved of the Certificates or determined if this Term Sheet is accurate or complete. Any representation to the contrary is a criminal offense.

RBS Greenwich Capital
Banc of America Securities LLC
Citigroup
Credit Suisse First Boston

OFFERED CERTIFICATES
Class(1)	Expected Size (2)	Home Equity Loan Group	Interest Type	Principal Type	Expected WAL (yrs) Call/Mat (3)	Expected Principal Window (mos) Call/Mat (3)	Final Scheduled Distribution Date	Expected Ratings
								S & P	Moody's	Fitch
AF-1	$91,400,000	I	Fixed	Sen-Seq	0.95/0.95	1-22/1-22	9/25/2019	AAA	Aaa	AAA
AF-2	$16,800,000	I	Fixed	Sen-Seq	2.00/2.00	22-26/22-26	12/25/2021	AAA	Aaa	AAA
AF-3	$47,690,000	I	Fixed	Sen-Seq	3.00/3.00	26-47/26-47	5/25/2028	AAA	Aaa	AAA
AF-4	$41,230,000	I	Fixed	Sen-Seq	5.00/5.00	47-80/47-80	1/25/2032	AAA	Aaa	AAA
AF-5	$27,683,000	I	Fixed	Sen-Seq	7.43/10.71	80-90/80-199	3/25/2034	AAA	Aaa	AAA
AF-6	$26,000,000	I	Fixed	Sen-NAS	6.29/6.64	43-90/43-197	3/25/2034	AAA	Aaa	AAA
AV-1	$289,598,000	II	Floating	Sen-PT	2.08/2.21	1-90/1-182	3/25/2034	AAA	Aaa	AAA
AV-2	$182,600,000	III	Floating	Sen-Seq	0.90/0.90	1-24/1-24	3/25/2034	AAA	Aaa	AAA
AV-3	$77,270,000	III	Floating	Sen-Seq	3.00/3.00	24-64/24-64	3/25/2034	AAA	Aaa	AAA
AV-4	$29,729,000	III	Floating	Sen-Seq	6.88/8.13	64-90/64-181	3/25/2034	AAA	Aaa	AAA
M-1	$32,500,000	I, II, III	Floating	Mez	5.08/5.61	41-90/41-165	3/25/2034	AA+	Aa1	AA+
M-2	$32,500,000	I, II, III	Floating	Mez	5.05/5.55	40-90/40-158	3/25/2034	AA	Aa2	AA
M-3	$15,000,000	I, II, III	Floating	Mez	5.03/5.51	39-90/39-149	3/25/2034	AA-	Aa3	AA-
M-4	$20,000,000	I, II, III	Floating	Mez	5.01/5.47	39-90/39-145	3/25/2034	A+	A1	A+
M-5	$17,500,000	I, II, III	Floating	Mez	5.00/5.42	38-90/38-137	3/25/2034	A	A2	A+
M-6	$15,000,000	I, II, III	Floating	Mez	4.99/5.37	38-90/38-130	3/25/2034	A-	A3	A
M-7	$17,500,000	I, II, III	Floating	Mez	4.99/5.28	37-90/37-121	3/25/2034	BBB+	Baa1	A-
B	$20,000,000	I, II, III	Floating	Sub	4.95/5.05	37-90/37-107	3/25/2034	BBB	Baa2	BBB

(1)

The Certificates are subject to a 10% Clean-Up Call Option.  All Certificates are expected to be subject to an interest rate cap.  The margin on the Class AV-1, Class AV-2, Class AV-3 and Class AV-4 Certificates will increase to an amount equal to 2x the original margin, and the margin on the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class B Certificates will increase to an amount equal to 1.5x the original margin, in each case for each interest period after the holder of the Clean-Up Call Option first fails to exercise such option.  The interest rate on the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates will increase by 0.50% for each interest period after the holder of the Clean-Up Call Option first fails to exercise such option.

(2)

Each class size is subject to a variance of plus or minus 5%.

(3)

See Prepayment Pricing Speed herein.

PREPAYMENT PRICING SPEED
Group I Home Equity Loans:

115% PPC

100% PPC assumes that prepayments start at 4% CPR in month one of the life of the Home Equity Loans, increase by approximately 1.455% each month to 20% CPR in month twelve, and remain at 20% CPR thereafter.

Group II Home Equity Loans:	27% CPR
Group III Home Equity Loans:	27% CPR

SUMMARY OF TERMS

The following information highlights selected information that will be contained in and described in greater detail in the prospectus supplement and prospectus and provides a general overview of the terms of the Certificates.  To understand all of the terms of the offering of the Certificates, you should read carefully the prospectus supplement and prospectus.  Certain capitalized terms used in this Term Sheet are defined under the caption "CERTAIN DEFINITIONS" below.

Transaction:	Offering of approximately $1,000,000,000 of Centex Home Equity Loan Asset-Backed Certificates, Series 2004-B.
Issuer:	Centex Home Equity Loan Trust 2004-B (the "Trust").
Depositor:	CHEC Funding, LLC.
Originator:	Centex Home Equity Company, LLC. The originator is sometimes referred to in this Term Sheet as "CHEC".
Sellers:	Centex Home Equity Company, LLC. Harwood Street Funding II, LLC.
Servicer:	Centex Home Equity Company, LLC.
Trustee:	JPMorgan Chase Bank.
Custodian:	J.P. Morgan Trust Company, National Association.
Underwriters:	RBS Greenwich Capital (Lead Manager). Banc of America Securities LLC (Co-Manager). Citigroup (Co-Manager). Credit Suisse First Boston (Co-Manager).
Statistical Calculation Date:	The opening of business on January 30, 2004.
Cut-Off Date:	The opening of business on March 1, 2004.
Expected Pricing Date:	Week of February 23, 2004.
Expected Closing Date:	March 25, 2004.
Distribution Date:	The 25th day of each month, or if the 25th day is not a business day, then the next succeeding business day. The first Distribution Date is expected to be April 26, 2004.
Record Dates:

With respect to any Distribution Date and each class of Fixed Rate Certificates, the last business day of the month immediately preceding the calendar month in which the Distribution Date occurs.

With respect to any Distribution Date and each class of Variable Rate Certificates, the last business day immediately preceding the Distribution Date.

Offered Certificates:

The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6,  Class AV-1, Class AV-2, Class AV-3, Class AV-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class B Certificates.

Senior Certificates:	The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class AV-1, Class AV-2, Class AV-3 and Class AV-4 Certificates.
Subordinate Certificates:	The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class B Certificates.
Group I Certificates:	The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates (backed primarily by the Group I Home Equity Loans).
Group II Certificates:	The Class AV-1 Certificates (backed primarily by the Group II Home Equity Loans).
Group III Certificates:	The Class AV-2, Class AV-3 and Class AV-4 Certificates (backed primarily by the Group III Home Equity Loans).
Fixed Rate Certificates:	The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates.
Variable Rate Certificates:	The Class AV-1, Class AV-2, Class AV-3, Class AV-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class B Certificates.
Class AF-6 Certificates:

The Class AF-6 Certificates will be "lock-out" certificates.  The Class AF-6 Certificates generally will not receive any portion of principal payments until the April 2007 Distribution Date.  Thereafter, they will receive an increasing percentage of their pro rata share of principal payable to the Group I Certificates based on a schedule.

Delay Days:	24 days on the Fixed Rate Certificates. 0 days on the Variable Rate Certificates.
Day Count:	30/360 on the Fixed Rate Certificates. Actual/360 on the Variable Rate Certificates.
Accrued Interest:	The Fixed Rate Certificates will settle with accrued interest from March 1, 2004, on a 30/360 basis. The Variable Rate Certificates will settle flat (no accrued interest), on an actual/360 basis.
Interest Accrual Period:

With respect to the Fixed Rate Certificates, interest accrues during the calendar month immediately preceding the then current Distribution Date.  With respect to the Variable Rate Certificates, interest accrues from the last Distribution Date through the day immediately preceding the then current Distribution Date.

Remittance Period:	With respect to any Distribution Date, the calendar month immediately preceding the calendar month in which the Distribution Date occurs.
Registration:	Book-entry registration through The Depository Trust Company in the United States or Clearstream, Luxembourg or the Euroclear System in Europe.
Trust Property:

The property of the Trust will include:

•

a pool of closed-end fixed rate Home Equity Loans secured by first and second lien deeds of trust, security deeds or mortgages on primarily one- to four-family residential properties;

•

a pool of closed-end adjustable rate Home Equity Loans conforming to certain agency guidelines and secured by first lien deeds of trust, security deeds or mortgages on primarily one- to four-family residential properties;

•

a pool of closed-end adjustable rate Home Equity Loans, some of which conform and some of which do not conform to certain agency guidelines, and secured by first lien deeds of trust, security deeds or mortgages on primarily one- to four-family residential properties;

•

payments on the Home Equity Loans received on and after the Cut-Off Date;

•

property that secured a Home Equity Loan which has been acquired by foreclosure or deed in lieu of foreclosure; and

•

rights under the two Cap Agreements described below.

The Home Equity Loans:

The Home Equity Loans will be divided into three groups. Group I will contain Home Equity Loans that bear interest at fixed rates.  Group II will contain Home Equity Loans that conform to certain agency guidelines and that bear interest at rates that adjust semi-annually or annually based on six-month LIBOR or one-year LIBOR, as applicable, and the applicable gross margin.  Group III will contain Home Equity Loans, some of which conform and some of which do not conform to certain agency guidelines, and that bear interest at rates that adjust semi-annually or annually based on six-month LIBOR or one-year LIBOR, as applicable, and the applicable gross margin.  The initial rate adjustment date for the Home Equity Loans that bear interest at an adjustable rate is six months, two years, three years or five years after the date of origination of the related Home Equity Loan.

As of the Statistical Calculation Date, the Home Equity Loans have the following general characteristics:

•

8,056 total Home Equity Loans

•

2,835 fixed rate Home Equity Loans

•

5,221 adjustable rate Home Equity Loans

•

Group I Home Equity Loans:

•

$226,540,079 aggregate outstanding Loan Balance

•

25.08% of aggregate outstanding Loan Balance of all Home Equity Loans

•

Group II Home Equity Loans:

•

$338,361,575 aggregate outstanding Loan Balance

•

37.46% of aggregate outstanding Loan Balance of all Home Equity Loans

•

Group III Home Equity Loans:

•

$338,361,584 aggregate outstanding Loan Balance

•

37.46% of aggregate outstanding Loan Balance of all Home Equity Loans

See "GROUP I HOME EQUITY LOANS", "GROUP II HOME EQUITY LOANS" and "GROUP III HOME EQUITY LOANS" below for additional information regarding the Home Equity Loans.

Delinquency Advances:

Each month the Servicer will determine the amount of any unpaid interest due on the Home Equity Loans. If the Servicer believes that unpaid interest can be recovered, then the Servicer will either:

•

advance the unpaid interest to the Trust out of its own funds; or

•

advance the unpaid interest to the Trust out of collections on the Home Equity Loans that are not required to be distributed on the related Distribution Date.

The Servicer is entitled to be reimbursed by the Trust for any delinquency advances from the related Home Equity Loan and, if the delinquency advance is a non-recoverable advance, from collections on all the Home Equity Loans prior to any distributions to holders of Certificates. The Servicer is also entitled to be reimbursed by the Trust for any delinquency advances from all the Home Equity Loans to the extent funds are available after making other required distributions on the related Distribution Date.

Servicing Advances:

Unless the Servicer determines that any proposed advance is not recoverable from the related Home Equity Loan, the Servicer will pay all "out of pocket" costs and expenses incurred in the performance of its servicing obligations, including, but not limited to:

•

expenditures in connection with a foreclosed Home Equity Loan prior to the liquidation of that Home Equity Loan;

•

the cost of any enforcement or judicial proceedings, including foreclosures; and

•

the cost of the management and liquidation of property acquired in satisfaction of the related Home Equity Loan.

The Servicer is entitled to be reimbursed by the Trust for any servicing advances from the borrower of the related Home Equity Loan to the extent permitted by such loan, from the liquidation proceeds realized upon the liquidation of the related Home Equity Loan and, if the servicing advance is a non-recoverable advance, from collections on all the Home Equity Loans, in each case prior to any distributions to holders of Certificates.  The Servicer is also entitled to be reimbursed by the Trust for any servicing advances from all the Home Equity Loans to the extent funds are available after making other required distributions on the related Distribution Date.

Compensating Interest:

The Servicer will provide to the Trust the amount of any shortfall of interest on a Home Equity Loan that is caused by a full prepayment of the Home Equity Loan up to the amount of the aggregate servicing fee for the related period.  The Servicer is entitled to be reimbursed by the Trust for any unreimbursed payments of compensating interest from all the Home Equity Loans to the extent funds are available after making other required distributions on the related Distribution Date.

Cap Agreements:

The Class AV-1, Class AV-2, Class AV-3, Class AV-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class B Certificates will have the benefit of two interest rate cap agreements (the "Group II Cap Agreement" and the "Group III Cap Agreement").  Pursuant to each Cap Agreement, [TBD] will agree to make a monthly payment to the Trust.  The monthly payments will be made on each Distribution Date after the Closing Date, but not beyond the February 2006 Distribution Date for the Group II Cap Agreement and Group III Cap Agreement.  The monthly payments will be deposited in the Trust's Cap Agreement Reserve Fund and will be applied as follows:

•

first, concurrently,

•

from and to the extent of amounts in respect of the Group II Cap Agreement, sequentially, in the following order: (A) to the Class AV-1 Certificates, towards any unpaid Group II Net WAC Cap Carryover for such class, and then (B) to the Class AV-2, Class AV-3 and Class AV-4 Certificates, pro rata, towards any related unpaid Group III Net WAC Cap Carryover for any such class, and

•

from and to the extent of amounts in respect of the Group III Cap Agreement, sequentially, in the following order: (A) to the Class AV-2, Class AV-3 and Class AV-4 Certificates, pro rata, towards any related unpaid Group III Net WAC Cap Carryover for any such class, and then (B) to the Class AV-1 Certificates, towards any unpaid Group II Net WAC Cap Carryover for such class; and

•

then, to the extent of amounts remaining, towards any unpaid Subordinate Net WAC Cap Carryover with respect to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class B Certificates, sequentially, in that order.

Under the Group II Cap Agreement, the monthly payment for each Distribution Date will be equal to the product of  the excess, if any, of one-month LIBOR (subject to a maximum rate of 9.25%) over the applicable strike rate for such Distribution Date,  the applicable scheduled notional amount for such Distribution Date and (iii) a fraction, the numerator of which is the actual number of days elapsed from the previous Distribution Date to but excluding the current Distribution Date and the denominator of which is 360.

Under the Group III Cap Agreement, the monthly payment for each Distribution Date will be equal to the product of  the excess, if any, of one-month LIBOR (subject to a maximum rate of 9.25%) over the applicable strike rate for such Distribution Date,  the applicable scheduled notional amount for such Distribution Date and (iii) a fraction, the numerator of which is the actual number of days elapsed from the previous Distribution Date to but excluding the current Distribution Date and the denominator of which is 360.

The applicable strike rates and scheduled notional amounts for each Cap Agreement and Distribution Date are set forth under the caption "SCHEDULED NOTIONAL AMOUNTS AND STRIKE RATES FOR CAP AGREEMENTS" below.  Any amounts remaining in the Cap Agreement Reserve Fund after the February 2006 Distribution Date will be distributed to the Servicer.

Clean-Up Call Option:

An affiliate of the Servicer may, at its option, terminate the Trust by purchasing, at the termination price described below, all of the Home Equity Loans and other Trust property on any Distribution Date on or after the date on which the aggregate outstanding Loan Balance of the Home Equity Loans in all groups is 10% or less of the aggregate outstanding Loan Balance of the Home Equity Loans in all groups on the Cut-Off Date.

If this Clean-Up Call Option is not exercised on the date on which it first could have been exercised, then:

•

the Certificate Rate on the Fixed Rate Certificates will increase by 0.50% per annum commencing on the first day of the interest accrual period next following such date;

•

the margin on the Class AV-1, Class AV-2, Class AV-3 and Class AV-4 Certificates will increase to an amount equal to 2x the original margin, commencing on the first day of the interest accrual period next following such date; and

•

the margin on the Subordinate Certificates will increase to an amount equal to 1.5x the original margin, commencing on the first day of the interest accrual period next following such date.

The "termination price" will be an amount equal to the greater of (A) the sum of (x) the aggregate outstanding Loan Balance of the Home Equity Loans (other than those referred to in clause (y) below), including accrued interest thereon, and (y) in the case of any REO property and any Home Equity Loans with respect to which foreclosure proceedings have been initiated or are otherwise 120 days or more delinquent, the fair market value of such REO property and Home Equity Loans (disregarding accrued interest thereon) and (B) the sum of the aggregate unpaid principal balance of the Certificates (other than any Class Principal Carryover Shortfalls), all accrued and unpaid interest thereon (other than any Group I Net WAC Cap Carryover, Group II Net WAC Cap Carryover, Group III Net WAC Cap Carryover and Subordinate Net WAC Cap Carryover), any unreimbursed Delinquency Advances, Servicing Advances and Compensating Interest and any Delinquency Advances the Servicer has failed to remit.

Federal Tax Status:	For federal income tax purposes, the Trust will include one or more real estate mortgage investment conduits or "REMICs".
ERISA Eligibility:	The Certificates are expected to be ERISA eligible.
SMMEA Eligibility:	None of the Certificates is expected to be SMMEA eligible.
Certificate Ratings:	It is a condition to the issuance of the Certificates that they receive the respective ratings set forth below from S & P, Moody's and Fitch.

Class	S & P	Moody’s	Fitch
AF-1	AAA	Aaa	AAA
AF-2	AAA	Aaa	AAA
AF-3	AAA	Aaa	AAA
AF-4	AAA	Aaa	AAA
AF-5	AAA	Aaa	AAA
AF-6	AAA	Aaa	AAA
AV-1	AAA	Aaa	AAA
AV-2	AAA	Aaa	AAA
AV-3	AAA	Aaa	AAA
AV-4	AAA	Aaa	AAA
M-1	AA+	Aa1	AA+
M-2	AA	Aa2	AA
M-3	AA-	Aa3	AA-
M-4	A+	A1	A+
M-5	A	A2	A+
M-6	A-	A3	A
M-7	BBB+	Baa1	A-
B	BBB	Baa2	BBB

CREDIT ENHANCEMENT
Credit Enhancement:

Credit enhancement for the structure will be provided by  excess interest,  overcollateralization,  subordination of Certificates having a lower payment priority and  cross-collateralization.

Overcollateralization is calculated as the amount by which the aggregate Loan Balance of the Home Equity Loans exceeds the aggregate principal balance of the Certificates.  The Certificates will not have the benefit of any overcollateralization on the Closing Date.  Beginning on the sixth  Distribution Date, excess interest collections, if any, will be applied as accelerated payments of principal to the class or classes of Certificates then entitled to receive distributions of principal until the overcollateralization level equals 2.00% of the aggregate Loan Balance of the Home Equity Loans as of the Cut-Off Date.  During the first five Distribution Dates, excess interest collections, if any, will be applied as accelerated payments of principal to such class or classes of Certificates to offset any realized losses incurred on the Home Equity Loans that would otherwise be allocated to the Subordinate Certificates.  The required level of overcollateralization may step down over time.  However, if a Trigger Event occurs, the required overcollateralization amount will not be allowed to step down and will be equal to the required overcollateralization amount in effect for the previous Distribution Date.

The Senior Certificates will have a payment priority over the Subordinate Certificates.  Among the classes of Subordinate Certificates,  the Class M-1 Certificates will have payment priority over the Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class B Certificates,  the Class M-2 Certificates will have payment priority over the Class M-3, Class M-4, Class M-5, Class M-6, Class M-7  and Class B Certificates,  the Class M-3 Certificates will have payment priority over the Class M-4, Class M-5, Class M-6, Class M-7  and Class B Certificates,  the Class M-4 Certificates will have payment priority over the Class M-5, Class M-6, Class M-7 and Class B Certificates,  the Class M-5 Certificates will have payment priority over the Class M-6, Class M-7 and Class B Certificates, (f) the Class M-6 Certificates will have payment priority over the Class M-7 and Class B Certificates, and (g) the Class M-7 Certificates will have payment priority over the Class B Certificates  If, on any Distribution Date, there is insufficient excess interest or overcollateralization to absorb realized losses on the Home Equity Loans, then such realized losses will be allocated to the classes of Subordinate Certificates, in the reverse order of their payment priority, through a reduction in the principal balance of the applicable class equal to the realized losses in excess of the amount of excess interest and overcollateralization on such Distribution Date.

Cross-collateralization will be provided through the application of excess interest from each Home Equity Loan Group to fund interest shortfalls, cover realized losses and build overcollateralization with respect to the other Home Equity Loan Groups.

Initial Certificate Credit Enhancement

•

The Senior Certificates will be enhanced by excess interest, the Overcollateralization Amount and the Subordinate Certificates.

•

The Class M-1 Certificates will be enhanced by excess interest, the Overcollateralization Amount and approximately 31.50% in Subordinate Certificates having a lower payment priority.

•

The Class M-2 Certificates will be enhanced by excess interest, the Overcollateralization Amount and approximately 25.00% in Subordinate Certificates having a lower payment priority.

•

The Class M-3 Certificates will be enhanced by excess interest, the Overcollateralization Amount and approximately 22.00% in Subordinate Certificates having a lower payment priority.

•

The Class M-4 Certificates will be enhanced by excess interest, the Overcollateralization Amount and approximately 18.00% in Subordinate Certificates having a lower payment priority.

•

The Class M-5 Certificates will be enhanced by excess interest, the Overcollateralization Amount and approximately 14.50% in Subordinate Certificates having a lower payment priority.

•

The Class M-6 Certificates will be enhanced by excess interest, the Overcollateralization Amount and approximately 11.50% in Subordinate Certificates having a lower payment priority.

•

The Class M-7 Certificates will be enhanced by excess interest, the Overcollateralization Amount and approximately 8.00% in Subordinate Certificates having a lower payment priority.

•

The Class B Certificates will be enhanced by excess interest and the Overcollateralization Amount.

Credit Enhancement Percentages:	Target Percentages		Stepdown Percentages
	Senior	19.00%	Senior	38.00%
	Class M-1	15.75%	Class M-1	31.50%
	Class M-2	12.50%	Class M-2	25.00%
	Class M-3	11.00%	Class M-3	22.00%
	Class M-4	9.00%	Class M-4	18.00%
	Class M-5	7.25%	Class M-5	14.50%
	Class M-6	5.75%	Class M-6	11.50%
	Class M-7	4.00%	Class M-7	8.00%
	Class B	2.00%	Class B	4.00%
Senior Enhancement Percentage:

With respect to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the sum of  the aggregate certificate principal balances of the Subordinate Certificates and (2) the Overcollateralization Amount, in each case, after taking into account the distribution of the Principal Distribution Amount on that Distribution Date, and the denominator of which is the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period.

CERTIFICATE RATES
Certificate Rates:

Each of the Class AF-1 through Class AF-6 Certificates will bear interest at a fixed rate, equal to the lesser of  its applicable fixed rate of interest and  the Group I Net WAC Cap.  Each of the Class AV-1, Class AV-2, Class AV-3 and Class AV-4 Certificates will bear interest at a rate that adjusts monthly, equal to the lesser of (i) one-month LIBOR plus the applicable margin and (ii) the Group II Net WAC Cap (in the case of the Class AV-1 Certificates) or the Group III Net WAC Cap (in the case of the Class AV-2, Class AV-3 and Class AV-4 Certificates).  Each class of Subordinate Certificates will bear interest at a rate that adjusts monthly, equal to the lesser of (i) one-month LIBOR plus the applicable margin and (ii) the Subordinate Net WAC Cap.

Group I Net WAC Cap:

With respect to any Distribution Date and each class of Fixed Rate Certificates will be a rate per annum equal to the weighted average of the Net Coupon Rates on the Group I Home Equity Loans as of the beginning of the related Remittance Period.

Group II Net WAC Cap:

With respect to any Distribution Date and the Class AV-1 Certificates will be a rate per annum equal to the product of (i) the weighted average of the Net Coupon Rates on the Group II Home Equity Loans as of the beginning of the related Remittance Period and (ii) a fraction, the numerator of which is 30 and denominator of which is the number of days in the related interest period.

Group III Net WAC Cap:

With respect to any Distribution Date and the Class AV-2, Class AV-3 and Class AV-4 Certificates will be a rate per annum equal to the product of (i) the weighted average of the Net Coupon Rates on the Group III Home Equity Loans as of the beginning of the related Remittance Period and (ii) a fraction, the numerator of which is 30 and denominator of which is the number of days in the related interest period.

Subordinate Net WAC Cap:

With respect to any Distribution Date and each class of Subordinate Certificates will be a rate per annum equal to the weighted average of (i) the product of (a) the Group I Net WAC Cap, and (b) a fraction, the numerator of which is 30 and the denominator of which is the number of days in the related interest period, (ii) the Group II Net WAC Cap and (iii) the Group III Net WAC Cap, weighted on the basis of the related Group Subordinate Amount for such Distribution Date.

Group Subordinate Amount:

For each Group and any Distribution Date, will be the excess of the aggregate Loan Balance of the related Group as of the first day of the related Remittance Period, over the aggregate certificate principal balances of the Senior Certificates of such Group immediately prior to such Distribution Date.

Net Coupon Rate:

For any Group I Home Equity Loan, Group II Home Equity Loan or Group III Home Equity Loan, will be the rate per annum equal to the coupon rate of the Home Equity Loan minus the sum of (1) the rate at which the servicing fee accrues and (2) the rate at which the Trustee fee accrues (expressed as a per annum percentage of the aggregate Loan Balance of the Group I, Group II or Group III Home Equity Loans, as applicable).

Group I Net WAC Cap Carryover:

If on any Distribution Date the Certificate Rate for any of the Fixed Rate Certificates is based on the Group I Net WAC Cap, the applicable Fixed Rate Certificateholders will be entitled to receive on subsequent Distribution Dates the related Group I Net WAC Cap Carryover as described under the caption "DISTRIBUTIONS" below.  The Group I Net WAC Cap Carryover with respect to any Distribution Date is equal to the sum of (A) the excess of (1) the amount of interest that the related class of Fixed Rate Certificates, as applicable, would otherwise be entitled to receive on the Distribution Date had its interest rate been calculated at the respective Certificate Rate for such class and for the Distribution Date without regard to the Group I Net WAC Cap over (2) the amount of interest payable on such class at the respective Certificate Rate for such class for the Distribution Date and (B) the Group I Net WAC Cap Carryover for all previous Distribution Dates not previously paid to the related class of Certificates (including any interest accrued on that amount at the related Certificate Rate without regard to the Group I Net WAC Cap).

Group II Net WAC Cap Carryover:

If on any Distribution Date the Certificate Rate for the Class AV-1 Certificates is based on the Group II Net WAC Cap, the Class AV-1 Certificateholders will be entitled to receive on subsequent Distribution Dates the Group II Net WAC Cap Carryover as described under the caption "DISTRIBUTIONS" below.  The Group II Net WAC Cap Carryover with respect to any Distribution Date is equal to the sum of (A) the excess of (1) the amount of interest that the Class AV-1 Certificates would otherwise be entitled to receive on the Distribution Date had its interest rate been calculated at the Certificate Rate for such class and for the Distribution Date without regard to the Group II Net WAC Cap over (2) the amount of interest payable on such class at the Certificate Rate for such class for the Distribution Date and (B) the Group II Net WAC Cap Carryover for all previous Distribution Dates not previously paid to the Class AV-1 Certificates (including any interest accrued on that amount at the related Certificate Rate without regard to the Group II Net WAC Cap).

Group III Net WAC Cap Carryover:

If on any Distribution Date the Certificate Rate for the Class AV-2, Class AV-3 or Class AV-4 Certificates is based on the Group III Net WAC Cap, the applicable Class AV-2, Class AV-3 or Class AV-4 Certificateholders will be entitled to receive on subsequent Distribution Dates the related Group III Net WAC Cap Carryover as described under the caption "DISTRIBUTIONS" below.  The Group III Net WAC Cap Carryover with respect to any Distribution Date is equal to the sum of (A) the excess of (1) the amount of interest that the related Class AV-2, Class AV-3 or Class AV-4 Certificates, as applicable, would otherwise be entitled to receive on the Distribution Date had its interest rate been calculated at the Certificate Rate for such class and for the Distribution Date without regard to the Group III Net WAC Cap over (2) the amount of interest payable on such class at the respective Certificate Rate for such class for the Distribution Date and (B) the Group III Net WAC Cap Carryover for all previous Distribution Dates not previously paid to the related Class AV-2, Class AV-3 or Class AV-4 Certificates (including any interest accrued on that amount at the related Certificate Rate without regard to the Group III Net WAC Cap).

Subordinate Net WAC Cap Carryover:

If on any Distribution Date the Certificate Rate for any of the Subordinate Certificates is based on the Subordinate Net WAC Cap, the applicable Subordinate Certificateholders will be entitled to receive on subsequent Distribution Dates the related Subordinate Net WAC Cap Carryover as described under the caption "DISTRIBUTIONS" below.  The Subordinate Net WAC Cap Carryover with respect to any Distribution Date is equal to the sum of (A) the excess of (1) the amount of interest that the related class of Subordinate Certificates, as applicable, would otherwise be entitled to receive on the Distribution Date had its interest rate been calculated at the respective Certificate Rate for such class and for the Distribution Date without regard to the Subordinate Net WAC Cap over (2) the amount of interest payable on such class at the respective Certificate Rate for such class for the Distribution Date and (B) the Subordinate Net WAC Cap Carryover for all previous Distribution Dates not previously paid to the related class of Certificates (including any interest accrued on that amount at the related Certificate Rate without regard to the Subordinate Net WAC Cap).

DISTRIBUTIONS

On each Distribution Date, the Trustee will make the following disbursements and transfers from monies then on deposit in the certificate account with respect to the Home Equity Loans and apply the amounts in the following order of priority, in each case, to the extent of funds remaining:

A.

With respect to funds in the certificate account received with respect to Home Equity Loan Group I:

1.

To the Trustee, the Trustee fee and any Transition Expenses for Home Equity Loan Group I.

2.

Concurrently, to each class of Group I Certificates, the related Class Monthly Interest Amount and any related Class Interest Carryover Shortfall for the Distribution Date, allocated among each such class of Group I Certificates on a pro rata basis based on each Group I Certificate's Class Monthly Interest Amount and Class Interest Carryover Shortfall without priority among such Group I Certificates.

3.

The remaining amount pursuant to clause D. below.

B.

With respect to funds in the certificate account received with respect to Home Equity Loan Group II:

1.

To the Trustee, the Trustee fee and any Transition Expenses for Home Equity Loan Group II.

2.

To the Class AV-1 Certificates, the related Class Monthly Interest Amount and any related Class Interest Carryover Shortfall for the Distribution Date.

3.

The remaining amount pursuant to Clause D below.

C.

With respect to funds in the certificate account received with respect to Home Equity Loan Group III:

1.

To the Trustee, the Trustee fee and any Transition Expenses for Home Equity Loan Group III.

2.

Concurrently, to each class of Group III Certificates, the related Class Monthly Interest Amount and any related Class Interest Carryover Shortfall for the Distribution Date, allocated among each such class of Group III Certificates on a pro rata basis based on each such Group III Certificates Class Monthly Interest Amount and Class Interest Carryover Shortfall without priority among such Group III Certificates.

3.

The remaining amount pursuant to clause D. below.

D.

With respect to any remaining amounts in the certificate account received with respect to Home Equity Loan Group I, Home Equity Loan Group II and Home Equity Loan Group III:

1.

Concurrently, to the Senior Certificates in all three Certificate Groups, the related Class Monthly Interest Amount and any related Class Interest Carryover Shortfall to the extent not paid pursuant to clauses A., B., and C. above on the applicable Distribution Date, allocated among each such class of Senior Certificates on a pro rata basis based on the amount that would have been distributed to each such class in the absence of such shortfall.

2.

Sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class B Certificates, in that order, the related Class Monthly Interest Amount for the Distribution Date.

3.

To the Senior Certificates, an amount up to the Senior Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount or OC Holiday Realized Loss Amount included in that amount, concurrently as follows:

i.

To the Group I Certificates, the Group I Principal Distribution Amount allocated in the following order of priority:

●

To the Class AF-6 Certificates, an amount equal to the Class AF-6 Lockout Distribution Amount; and

●

Sequentially, to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates, in that order, until the respective certificate principal balances of such Certificates have been reduced to zero.

ii.

To the Class AV-1 Certificates, the Group II Principal Distribution Amount until the certificate principal balance of such Certificates has been reduced to zero.

iii.

To the Group III Certificates, the Group III Principal Distribution Amount allocated, sequentially, in the following order of priority:

●

Sequentially, to the Class AV-2, Class AV-3 and Class AV-4 Certificates, in that order, until the respective certificate principal balances of such Certificates have been reduced to zero.

4.

To the Class M-1 Certificates, the Class M-1 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount or OC Holiday Realized Loss Amount included in that amount, until the certificate principal balance thereof is reduced to zero.

5.

To the Class M-2 Certificates, the Class M-2 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount or OC Holiday Realized Loss Amount included in that amount, until the certificate principal balance thereof is reduced to zero.

6.

To the Class M-3 Certificates, the Class M-3 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount or OC Holiday Realized Loss Amount included in that amount, until the certificate principal balance thereof is reduced to zero.

7.

To the Class M-4 Certificates, the Class M-4 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount or OC Holiday Realized Loss Amount included in that amount, until the certificate principal balance thereof is reduced to zero.

8.

To the Class M-5 Certificates, the Class M-5 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount or OC Holiday Realized Loss Amount included in that amount, until the certificate principal balance thereof is reduced to zero.

9.

To the Class M-6 Certificates, the Class M-6 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount or OC Holiday Realized Loss Amount included in that amount, until the certificate principal balance thereof is reduced to zero.

10.

To the Class M-7 Certificates, the Class M-7 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount or OC Holiday Realized Loss Amount included in that amount, until the certificate principal balance thereof is reduced to zero.

11.

To the Class B Certificates, the Class B Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount or OC Holiday Realized Loss Amount included in that amount, until the certificate principal balance thereof is reduced to zero.

12.

To the Certificates, the Subordination Increase Amount or OC Holiday Realized Loss Amount for the applicable Distribution Date, allocated in the order of priority set forth in clauses 3 through 11 of clause D. above.

13.

To the Class M-1 Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

14.

To the Class M-2 Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

15.

To the Class M-3 Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

16.

To the Class M-4 Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

17.

To the Class M-5 Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

18.

To the Class M-6 Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

19.

To the Class M-7 Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

20.

To the Class B Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

21.

To the Trust's Supplemental Interest Reserve Fund, the amounts required for distribution in accordance with priorities 22and 23 below following distribution of any amounts on deposit in the Cap Agreement Reserve Fund on such Distribution Date.

22.

Concurrently, (i) to the Group I Certificates, pro rata, the related Group I Net WAC Cap Carryover from and to the extent of funds on deposit in the Supplemental Interest Reserve Fund with respect to Group I, (ii) to the Class AV-1 Certificates, the Group II Net WAC Cap Carryover from and to the extent of funds on deposit in the Supplemental Interest Reserve Fund with respect to Group II, and (iii) to the Group III Certificates, pro rata, the related Group III Net WAC Cap Carryover from and to the extent of funds on deposit in the Supplemental Interest Reserve Fund with respect to Group III, in the case of clauses (ii) and (iii) above to the extent not paid from amounts on deposit in the Cap Agreement Reserve Fund on such Distribution Date.

23.

Sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class B Certificates, in that order, the related Subordinate Net WAC Cap Carryover, from and to the extent of funds on deposit in the Supplemental Interest Reserve Fund, in each case to the extent not paid from amounts on deposit in the Cap Agreement Reserve Fund on such Distribution Date.

24.

To the Trustee as reimbursement for all reimbursable expenses incurred in connection with its duties and obligations under the Trust's pooling and servicing agreement to the extent not paid as Trustee fees or Transition Expenses pursuant to clauses A.1, B.1 and C.1 above.

25.

To the Servicer to the extent of any unreimbursed Delinquency Advances, unreimbursed Servicing Advances and unreimbursed Compensating Interest.

26.

To the holders of the Trust's residual certificates, the remainder.

CERTAIN DEFINITIONS
Aggregate Principal Amount:	Means, as to any Distribution Date, the sum of the Basic Principal Amounts for each Home Equity Loan Group.
ARM Principal Distribution Amount:

Means, as to any Distribution Date, the excess of (i) the Senior Principal Distribution Amount for that Distribution Date over (ii) the Group I Principal Distribution Amount for that Distribution Date.

Basic Principal Amount:

With respect to the related Home Equity Loan Group and each Distribution Date shall be the sum of (without duplication):  (A) the principal portion of all scheduled monthly payments on the Home Equity Loans related to the Home Equity Loan Group actually received by the Servicer during the related Remittance Period and any prepayments on the Home Equity Loans made on behalf of the obligors on Home Equity Loans in the related Home Equity Loan Group actually received by the Servicer during the related Remittance Period, in each case to the extent the amounts are received by the Trustee on or prior to the Monthly Remittance Date; (B) the outstanding principal balance of each Home Equity Loan in the related Home Equity Loan Group that was purchased or repurchased by CHEC or purchased by the Servicer, on or prior to the related Monthly Remittance Date, in each case to the extent the amounts are received by the Trustee on or prior to the Monthly Remittance Date; (C) any substitution amounts relating to principal, delivered by CHEC on the related Monthly Remittance Date in connection with a substitution of a Home Equity Loan in the related Home Equity Loan Group, in each case to the extent the amounts are received by the Trustee on or prior to the Monthly Remittance Date; (D) all net liquidation proceeds actually collected by or on behalf of the Servicer with respect to the Home Equity Loans in the related Home Equity Loan Group during the related Remittance Period (to the extent the net liquidation proceeds relate to principal), in each case to the extent the amounts are received by the Trustee on or prior to the Monthly Remittance Date; and (E) the principal portion of the proceeds received by the Trustee with respect to the related Home Equity Loan Group upon termination of the Trust.

Class AF-6 Calculation Percentage:

For any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the certificate principal balance of the Class AF-6 Certificates and the denominator of which is the total of the certificate principal balances of all of the Group I Certificates, in each case before giving effect to distributions of principal on that Distribution Date.

Class AF-6 Lockout Distribution Amount:

For any Distribution Date will be an amount equal to the product of (1) the applicable Class AF-6 Lockout Percentage for that Distribution Date, (2) the Class AF-6 Calculation Percentage for that Distribution Date and (3) the Group I Principal Distribution Amount for that Distribution Date. In no event shall the Class AF-6 Lockout Distribution Amount exceed the outstanding certificate principal balance of the Class AF-6 Certificates or the Group I Principal Distribution Amount for the Distribution Date.

Class AF-6 Lockout Percentage:	For each Distribution Date will be as follows:

Distribution Date	Lockout Percentage
1 to 36	0%
37 to 60	45%
61 to 72	80%
73 to 84	100%
85 and thereafter	300%

Class B Principal Distribution Amount:

Means with respect to any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of:   the sum of:  (A) the aggregate certificate principal balances of the Senior Certificates, after taking into account distribution of the Senior Principal Distribution Amount for the applicable Distribution Date, (B) the certificate principal balance of the Class M-1 Certificates, after taking into account distribution of the Class M-1 Principal Distribution Amount for the applicable Distribution Date, (C) the certificate principal balance of the Class M-2 Certificates, after taking into account distribution of the Class M-2 Principal Distribution Amount for the applicable Distribution Date, (D) the certificate principal balance of the Class M-3 Certificates, after taking into account distribution of the Class M-3 Principal Distribution Amount for the applicable Distribution Date, (E) the certificate principal balance of the Class M-4 Certificates, after taking into account distribution of the Class M-4 Principal Distribution Amount for the applicable Distribution Date, (F) the certificate principal balance of the Class M-5 Certificates, after taking into account distribution of the Class M-5 Principal Distribution Amount for the applicable Distribution Date, (G) the certificate principal balance of the Class M-6 Certificates, after taking into account distribution of the Class M-6 Principal Distribution Amount for the applicable Distribution Date, (H) the certificate principal balance of the Class M-7 Certificates, after taking into account distribution of the Class M-7 Principal Distribution Amount for the applicable Distribution Date, and (I) the certificate principal balance of the Class B Certificates immediately prior to the applicable Distribution Date, over  the lesser of:  (A) 96.00% of the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period, and (B) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period minus the OC Floor; provided, however, that after the certificate principal balances of the Senior, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7Certificates are reduced to zero, the Class B Principal Distribution Amount for the applicable Distribution Date will equal 100% of the Principal Distribution Amount.

Class Interest Carryover Shortfall:

Means, with respect to any class of Certificates and any Distribution Date, an amount equal to the sum of  the excess of the Class Monthly Interest Amount with respect to that class for the preceding Distribution Date and any outstanding Class Interest Carryover Shortfall with respect to that class from any preceding Distribution Date, over the amount in respect of interest that is actually distributed to the holders of the Certificates of that class on the preceding Distribution Date plus  one month's interest on the excess, to the extent permitted by law, at the Certificate Rate for that class.

Class M-1 Principal Distribution Amount:

Means, with respect to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the certificate principal balance of each class of Senior Certificates has been reduced to zero and a Trigger Event exists, or (y) if a Trigger Event is not in effect, the excess of:  (1) the sum of:  (A) the aggregate certificate principal balances of the Senior Certificates, after taking into account distribution of the Senior Principal Distribution Amount for the applicable Distribution Date, and (B) the certificate principal balance of the Class M-1 Certificates immediately prior to the applicable Distribution Date, over (2) the lesser of:  (A) 68.50% of the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period, and (B) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period minus the OC Floor.

Class M-2 Principal Distribution Amount:

Means, with respect to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the certificate principal balance of each class of Senior Certificates and the Class M-1 Certificates has been reduced to zero and a Trigger Event exists, or (y) if a Trigger Event is not in effect, the excess of:  the sum of:  (A) the aggregate certificate principal balances of the Senior Certificates, after taking into account distribution of the Senior Principal Distribution Amount for the applicable Distribution Date, (B) the certificate principal balance of the Class M-1 Certificates, after taking into account distribution of the Class M-1 Principal Distribution Amount for the applicable Distribution Date, and (C) the certificate principal balance of the Class M-2 Certificates immediately prior to the applicable Distribution Date, over  the lesser of:  (A) 75.00% of the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period, and (B) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period minus the OC Floor.

Class M-3 Principal Distribution Amount:

Means, with respect to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the certificate principal balance of each class of Senior Certificates, the Class M-1 Certificates and the Class M-2 Certificates has been reduced to zero and a Trigger Event exists, or (y) if a Trigger Event is not in effect, the excess of:   the sum of:  (A) the aggregate certificate principal balances of the Senior Certificates, after taking into account distribution of the Senior Principal Distribution Amount for the applicable Distribution Date, (B) the certificate principal balance of the Class M-1 Certificates, after taking into account distribution of the Class M-1 Principal Distribution Amount for the applicable Distribution Date, (C) the certificate principal balance of the Class M-2 Certificates, after taking into account distribution of the Class M-2 Principal Distribution Amount for the applicable Distribution Date, and (D) the certificate principal balance of the Class M-3 Certificates immediately prior to the applicable Distribution Date, over  the lesser of:  (A) 78.00% of the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period, and (B) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period minus the OC Floor.

Class M-4 Principal Distribution Amount:

Means, with respect to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the certificate principal balance of each class of Senior Certificates, the Class M-1 Certificates, the Class M-2 Certificates and the Class M-3 Certificates has been reduced to zero and a Trigger Event exists, or (y) if a Trigger Event is not in effect, the excess of:   the sum of:  (A) the aggregate certificate principal balances of the Senior Certificates, after taking into account distribution of the Senior Principal Distribution Amount for the applicable Distribution Date, (B) the certificate principal balance of the Class M-1 Certificates, after taking into account distribution of the Class M-1 Principal Distribution Amount for the applicable Distribution Date, (C) the certificate principal balance of the Class M-2 Certificates, after taking into account distribution of the Class M-2 Principal Distribution Amount for the applicable Distribution Date, (D) the certificate principal balance of the Class M-3 Certificates, after taking into account distribution of the Class M-3 Principal Distribution Amount for the applicable Distribution Date and (E) the certificate principal balance of the Class M-4 Certificates immediately prior to the applicable Distribution Date, over  the lesser of:  (A) 82.00% of the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period, and (B) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period minus the OC Floor.

Class M-5 Principal Distribution Amount:

Means, with respect to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the certificate principal balance of each class of Senior Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates and the Class M-4 Certificates has been reduced to zero and a Trigger Event exists, or (y) if a Trigger Event is not in effect, the excess of:   the sum of:  (A) the aggregate certificate principal balances of the Senior Certificates, after taking into account distribution of the Senior Principal Distribution Amount for the applicable Distribution Date, (B) the certificate principal balance of the Class M-1 Certificates, after taking into account distribution of the Class M-1 Principal Distribution Amount for the applicable Distribution Date, (C) the certificate principal balance of the Class M-2 Certificates, after taking into account distribution of the Class M-2 Principal Distribution Amount for the applicable Distribution Date, (D) the certificate principal balance of the Class M-3 Certificates, after taking into account distribution of the Class M-3 Principal Distribution Amount for the applicable Distribution Date, (E) the certificate principal balance of the Class M-4 Certificates, after taking into account distribution of the Class M-4 Principal Distribution Amount for the applicable Distribution Date, and (F) the certificate principal balance of the Class M-5 Certificates immediately prior to the applicable Distribution Date, over  the lesser of:  (A) 85.50% of the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period, and (B) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period minus the OC Floor.

Class M-6 Principal Distribution Amount:

Means, with respect to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the certificate principal balance of each class of Senior Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates and the Class M-5 Certificates has been reduced to zero and a Trigger Event exists, or (y) if a Trigger Event is not in effect, the excess of: (1) the sum of:  (A) the aggregate certificate principal balances of the Senior Certificates, after taking into account distribution of the Senior Principal Distribution Amount for the applicable Distribution Date, (B) the certificate principal balance of the Class M-1 Certificates, after taking into account distribution of the Class M-1 Principal Distribution Amount for the applicable Distribution Date, (C) the certificate principal balance of the Class M-2 Certificates, after taking into account distribution of the Class M-2 Principal Distribution Amount for the applicable Distribution Date, (D) the certificate principal balance of the Class M-3 Certificates, after taking into account distribution of the Class M-3 Principal Distribution Amount for the applicable Distribution Date, (E) the certificate principal balance of the Class M-4 Certificates, after taking into account distribution of the Class M-4 Principal Distribution Amount for the applicable Distribution Date, (F) the certificate principal balance of the Class M-5 Certificates, after taking into account distribution of the Class M-5 Principal Distribution Amount for the applicable Distribution Date, and (G) the certificate principal balance of the Class M-6 Certificates immediately prior to the applicable Distribution Date, over (2) the lesser of:  (A) 88.50% of the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period, and (B) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period minus the OC Floor.

Class M-7 Principal Distribution Amount:

Means, with respect to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the certificate principal balance of each class of Senior Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates and the Class M-6 Certificates has been reduced to zero and a Trigger Event exists, or (y) if a Trigger Event is not in effect, the excess of:  (1) the sum of:  (A) the aggregate certificate principal balances of the Senior Certificates, after taking into account distribution of the Senior Principal Distribution Amount for the applicable Distribution Date, (B) the certificate principal balance of the Class M-1 Certificates, after taking into account distribution of the Class M-1 Principal Distribution Amount for the applicable Distribution Date, (C) the certificate principal balance of the Class M-2 Certificates, after taking into account distribution of the Class M-2 Principal Distribution Amount for the applicable Distribution Date, (D) the certificate principal balance of the Class M-3 Certificates, after taking into account distribution of the Class M-3 Principal Distribution Amount for the applicable Distribution Date, (E) the certificate principal balance of the Class M-4 Certificates, after taking into account distribution of the Class M-4 Principal Distribution Amount for the applicable Distribution Date, (F) the certificate principal balance of the Class M-5 Certificates, after taking into account distribution of the Class M-5 Principal Distribution Amount for the applicable Distribution Date, (G) the certificate principal balance of the Class M-6 Certificates, after taking into account distribution of the Class M-6 Principal Distribution Amount for the applicable Distribution Date, and (H) the certificate principal balance of the Class M-7 Certificates immediately prior to the applicable Distribution Date, over (2) the lesser of:  (A) 92.00% of the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period, and (B) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period minus the OC Floor.

Class Monthly Interest Amount:

With respect to each class of Certificates means, with respect to any Distribution Date, the aggregate amount of interest accrued for the related interest period at the related Certificate Rate on the certificate principal balance of the related Certificates.  On any Distribution Date, the Fixed Rate Certificates are each subject to the Group I Net WAC Cap, the Class AV-1 Certificates are subject to the Group II Net WAC Cap, the Group III Certificates are each subject to the Group III Net WAC Cap and the Subordinate Certificates are each subject to the Subordinate Net WAC Cap.

Class Principal Carryover Shortfall:

Means, with respect to any class of Subordinate Certificates and any Distribution Date, the excess, if any, of  the sum of (x) the amount of the reduction in the certificate principal balance of that class of Subordinate Certificates on the applicable Distribution Date attributable to the allocation of realized losses and (y) the amount of any such reductions on prior Distribution Dates over  the amount distributed in respect of the related Class Principal Carryover Shortfall to such class on prior Distribution Dates.

Cumulative Loss Trigger Event:

Shall have occurred with respect to any Distribution Date and the Home Equity Loans, if the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative realized losses incurred on the Home Equity Loans from the Cut-Off Date through the last day of the related Remittance Period by (y) the aggregate Loan Balance of the Home Equity Loans as of the Cut-Off Date, exceeds the applicable percentages described below with respect to such Distribution Date:

Distribution Date	Loss Percentage
April 2007 to March 2008	3.75% for the first month, plus an additional 1/12th of 2.25% for each month thereafter.
April 2008 to March 2009	6.00% for the first month, plus an additional 1/12th of 1.50% for each month thereafter.
April 2009 to March 2010	7.50% for the first month, plus an additional 1/12th of 1.00% for each month thereafter.
April 2010 to March 2011	8.50% for the first month, plus an additional 1/12th of 0.25% for each month thereafter.
April 2011 and thereafter	8.75%

Delinquency Amount:

Means, with respect to any Remittance Period, the sum, without duplication, of the aggregate principal balance of the Home Equity Loans that are (1) 60 or more days delinquent, (2) 60 or more days delinquent and in bankruptcy, (3) in foreclosure and (4) REO properties, each as of the last day of such Remittance Period.

Delinquency Event:	Shall have occurred and be continuing if at any time the 60+ Delinquency Percentage (Rolling Three Month) exceeds 42.00% of the Senior Enhancement Percentage.
Excess Interest:	Means, with respect to any Distribution Date, the amounts remaining, if any, after the application of payments pursuant to clauses 1 through 11 of clause D. under the caption "DISTRIBUTIONS" above.
Excess Overcollateralization Amount:

Means, with respect to any Distribution Date, the lesser of (1) the Aggregate Principal Amount for the Distribution Date and (2) the excess, if any, of (x) the Overcollateralization Amount, assuming 100% of the Aggregate Principal Amount is distributed on the Certificates, over (y) the Required Overcollateralization Amount.

Group I Parity Amount:

Means, with respect to any Distribution Date, the greater of (i) zero and (ii) the excess, if any, of (x) the aggregate certificate principal balance of the Group I Certificates immediately prior to that Distribution Date over (y) the aggregate Loan Balance of the Group I Home Equity Loans as of the last day of the related Remittance Period.

Group I Principal Distribution Amount:

Means, with respect to any Distribution Date, the lesser of (A) the greatest of (1) the product of (x) the Senior Principal Distribution Amount for that Distribution Date and (y) a fraction, the numerator of which is the excess of (i) the aggregate Loan Balance of the Group I Home Equity Loans as of the first day of the related Remittance Period, over (ii) the aggregate Loan Balance of the Group I Home Equity Loans as of the last day of the related Remittance Period, and the denominator of which is the excess of (i) the aggregate Loan Balance of the Home Equity Loans as of the first day of the related Remittance Period, over (ii) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period, (2) the Group I Parity Amount and (3) the excess of (i) the Senior Principal Distribution Amount for that Distribution Date over (ii) the aggregate of the certificate principal balances of the Class AV-1, Class AV-2, Class AV-3 and Class AV-4 Certificates immediately prior to that Distribution Date and (B) the certificate principal balance of the Group I Certificates immediately prior to that Distribution Date.

Group II Principal Allocation Percentage:

Means, with respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the Basic Principal Amount with respect to the Group II Home Equity Loans and that Distribution Date, and the denominator of which is the aggregate Basic Principal Amount with respect to the Group II Home Equity Loans and the Group III Home Equity Loans and that Distribution Date.

Group II Principal Distribution Amount:

Means, with respect to any Distribution Date, the lesser of (i) the greater of (A) the product of (1) the Group II Principal Allocation Percentage for that Distribution Date and (2) the ARM Principal Distribution Amount for that Distribution Date and (B) the excess of (1) the ARM Principal Distribution Amount for that Distribution Date over (2) the aggregate of the certificate principal balances of the Class AV-2, Class AV-3 and Class AV-4 Certificates immediately prior to that Distribution Date and (ii) the certificate principal balance of the Class AV-1 Certificates immediately prior to that Distribution Date.

Group III Principal Allocation Percentage:

Means, with respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the Basic Principal Amount with respect to the Group III Home Equity Loans and that Distribution Date, and the denominator of which is the aggregate Basic Principal Amount with respect to the Group II Home Equity Loans and the Group III Home Equity Loans and that Distribution Date.

Group III Principal Distribution Amount:

Means, with respect to any Distribution Date, the lesser of (i) the greater of (A) the product of (1) the Group III Principal Allocation Percentage for that Distribution Date and (2) the ARM Principal Distribution Amount for that Distribution Date and (B) the excess of (1) the ARM Principal Distribution Amount for that Distribution Date over (2) the certificate principal balance of the Class AV-1 Certificates immediately prior to that Distribution Date and (ii) the aggregate of the certificate principal balances of the Class AV-2, Class AV-3 and Class AV-4 Certificates immediately prior to that Distribution Date.

Loan Balance:

Means, with respect to any Home Equity Loan as of any date of determination, the actual outstanding principal balance thereof on the Cut-Off Date less any principal payments made on such Home Equity Loan through such date of determination.

Monthly Remittance Date:	Means the 18th day of each month, or if the 18th day is not a business day, the preceding business day.
OC Floor:	Means an amount equal to 0.50% of the aggregate Loan Balance of the Home Equity Loans as of the Cut-Off Date.
OC Holiday Realized Loss Amount:

Means, with respect to the first five Distribution Dates, to the extent of Excess Interest for that Distribution Date, an amount equal to the amount of any realized losses incurred on the Home Equity Loans that would otherwise be allocated to the Subordinate Certificates on that Distribution Date.

Overcollateralization Amount:

Means, with respect to each Distribution Date, the excess, if any, of  the aggregate Loan Balance of the Home Equity Loans as of the close of business on the last day of the preceding Remittance Period over  the aggregate certificate principal balance of the Certificates as of that Distribution Date (after taking into account the payment of the Principal Distribution Amount on that Distribution Date).

Principal Distribution Amount:

Means, with respect to any Distribution Date, the lesser of (1) the aggregate certificate principal balances of the Certificates immediately preceding that Distribution Date and (2) the sum of (x) the Aggregate Principal Amount for that Distribution Date minus the Excess Overcollateralization Amount, if any, for that Distribution Date, (y) the Subordination Increase Amount, if any, for that Distribution Date and (z) the OC Holiday Realized Loss Amount, if any, for that Distribution Date.

Required Overcollateralization Amount:

Means, with respect to the first five Distribution Dates, zero, and as to any subsequent Distribution Date  prior to the Stepdown Date, the product of (x) 2.00% and (y) the aggregate Loan Balance of the Home Equity Loans as of the Cut-Off Date; and  on and after the Stepdown Date, the greater of (i) the lesser of (x) the product of 2.00% and the aggregate Loan Balance of the Home Equity Loans as of the Cut-Off Date and (y) the product of 4.00% and the aggregate Loan Balance of the Home Equity Loans as of the end of the related Remittance Period and (ii) the OC Floor; provided, however, that on each such subsequent Distribution Date during the continuance of a Trigger Event the Required Overcollateralization Amount will equal the Required Overcollateralization Amount in effect as of the Distribution Date immediately preceding the date on which such Trigger Event first occurred.

Senior Principal Distribution Amount:

Means, with respect to (a) any Distribution Date prior to the Stepdown Date or during the continuation of a Trigger Event, the lesser of (1) 100% of the Principal Distribution Amount and (2) the aggregate certificate principal balances of the Senior Certificates immediately prior to that Distribution Date, and (b) any other Distribution Date, the lesser of (1) the Principal Distribution Amount and (2) the excess, if any, of (x) the aggregate certificate principal balances of the Senior Certificates immediately prior to that Distribution Date over (y) the lesser of (A) 62.00% of the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period and (B) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period minus the OC Floor.

60+ Delinquency Percentage (Rolling Three Month):

Means, with respect to any Distribution Date, the average of the percentage equivalents of the fractions determined for each of the three immediately preceding Remittance Periods, the numerator of each of which is equal to the Delinquency Amount for such Remittance Period, and the denominator of each of which is the aggregate Loan Balance of all of the Home Equity Loans as of the end of such Remittance Period.

Stepdown Date:

Means the earlier to occur of (1) the Distribution Date after which the aggregate certificate principal balances of the Senior Certificates are reduced to zero, and (2) the later to occur of (A) the April 2007 Distribution Date, and (B) the first Distribution Date on which the Senior Enhancement Percentage, after giving effect to the distribution of the Principal Distribution Amount on that Distribution Date, is at least equal to 38.00%.

Subordination Deficiency:

Means, with respect to any Distribution Date, the excess, if any, of  the Required Overcollateralization Amount for that Distribution Date over  the Overcollateralization Amount for that Distribution Date after giving effect to the distribution of the Aggregate Principal Amount on that Distribution Date.

Subordination Increase Amount:	Means, with respect to the first five Distribution Dates, zero, and as to any subsequent Distribution Date, the lesser of (1) the Subordination Deficiency and (2) the Excess Interest.
Transition Expenses:

Means expenses incurred by the Trustee in connection with the transfer of servicing upon the termination of the Servicer; provided that the amount shall not exceed $50,000 in any one calendar year (and no more than $100,000 in the aggregate).

Trigger Event:	Means the existence of a Delinquency Event or a Cumulative Loss Trigger Event.

SCHEDULED NOTIONAL AMOUNTS AND STRIKE RATES FOR CAP AGREEMENTS
GROUP II CAP AGREEMENT

Distribution Date	Scheduled Notional Amount	Strike Rate (%)
1	374,599,076.80	6.989240
2	364,637,700.10	7.222242
3	354,939,375.70	6.989294
4	345,497,192.31	7.231316
5	336,304,752.33	6.998459
6	327,355,171.52	6.998490
7	318,642,048.08	7.231805
8	310,159,167.09	6.998552
9	301,900,476.34	7.231870
10	293,860,082.10	7.007355
11	286,032,488.45	7.007773
12	278,411,865.11	7.758646
13	270,992,755.32	7.007846
14	263,769,859.36	7.241479
15	256,738,016.34	7.007920
16	249,892,200.56	7.250607
17	243,227,696.52	7.017142
18	236,739,561.73	7.017186
19	230,423,144.92	7.251138
20	224,273,927.10	7.018272
21	218,287,530.02	7.252261
22	212,459,645.04	8.614392
23	206,830,395.52	8.641092

SCHEDULED NOTIONAL AMOUNTS AND STRIKE RATES FOR CAP AGREEMENTS
GROUP III CAP AGREEMENT

Distribution Date	Scheduled Notional Amount	Strike Rate (%)
1	374,599,086.58	6.717415
2	364,623,087.97	6.941335
3	354,910,864.07	6.717427
4	345,455,477.02	6.956794
5	336,250,839.18	6.732391
6	327,289,670.30	6.732401
7	318,565,564.89	6.956824
8	310,072,285.35	6.732420
9	301,803,757.50	6.956845
10	293,754,066.39	6.747406
11	285,917,942.92	6.747423
12	278,289,263.72	7.470381
13	270,862,567.73	6.747458
14	263,632,537.08	6.972391
15	256,593,993.33	6.747493
16	249,741,893.81	6.987920
17	243,071,689.22	6.762531
18	236,578,219.71	6.762559
19	230,256,829.63	6.988006
20	224,102,985.48	6.762614
21	218,112,272.65	6.988063
22	212,280,392.38	8.389166
23	206,650,908.02	8.395579

GROUP I HOME EQUITY LOANS
The following summary information with respect to the Group I Home Equity Loans is as of the Statistical Calculation Date:
	Summary Statistics	Range (if appropriate)

Avg. Outstanding Principal Balance	$79,908.32	$5,000.00 - $640,689.00

Wtd. Avg. Coupon Rate (approximate)	8.468%	5.375% - 13.990%

Wtd. Avg. Original Combined Loan-to-Value Ratio (approximate)	76.02%	11.32% - 100.00%

Wtd. Avg. Original Term to Maturity (approximate)	313 Mths	60 Mths – 360 Mths

Wtd. Avg. Remaining Term to Maturity (approximate)	312 Mths	59 Mths – 360 Mths

Wtd. Avg. Original Credit Score (approximate)(1)	612	468 – 825

Maximum Seasoning	11 Mths

Ratio of First to Second Liens	24.44%	0.00% - 92.89%

Outstanding Principal Balance of Loans Secured by First Liens

Two- to Four-Family Properties	$442,829.91	$34,989.53 - $121,190.05

All Other Properties	$197,065,544.03	$19,903.23 - $640,689.00

Outstanding Principal Balance of Loans Secured by Second Liens

Two- to Four-Family Properties	$250,274.93	$38,952.82 - $109,968.45
All Other Properties	$28,781,430.30	$5,000.00 - $200,000.00

Balloon Loans (as a percent of the aggregate outstanding loan balance)	0.89%

————————— (1) Excludes 1 Home Equity Loan for which a credit score is not available.

The tables set forth below contain approximate statistical information as of the Statistical Calculation Date regarding the Group I Home Equity Loans.  The sum of the percentage columns in the following tables may not equal 100% due to rounding.

GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES
OF GROUP I HOME EQUITY LOANS (1)

State	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Arizona	48	$3,876,051.81	1.71%
Arkansas	26	1,763,409.35	0.78
California	298	31,412,409.16	13.87
Colorado	34	3,879,149.07	1.71
Connecticut	25	3,132,938.20	1.38
Delaware	16	1,399,602.21	0.62
Florida	223	18,779,446.02	8.29
Georgia	75	6,263,510.60	2.76
Idaho	6	451,694.47	0.20
Illinois	15	1,234,485.18	0.54
Indiana	44	3,418,139.47	1.51
Iowa	27	2,067,744.16	0.91
Kansas	19	1,214,418.99	0.54
Kentucky	30	2,138,142.07	0.94
Louisiana	84	5,999,957.23	2.65
Maine	18	1,413,425.49	0.62
Maryland	60	4,416,870.79	1.95
Massachusetts	37	4,113,174.21	1.82
Michigan	43	2,775,467.42	1.23
Minnesota	15	1,128,721.58	0.50
Mississippi	57	3,365,814.07	1.49
Missouri	33	2,172,180.29	0.96
Montana	8	639,845.28	0.28
Nebraska	17	1,248,075.14	0.55
Nevada	18	2,238,977.34	0.99
New Hampshire	12	1,177,641.22	0.52
New Jersey	47	3,899,762.95	1.72
New Mexico	15	996,569.89	0.44
New York	92	8,702,654.70	3.84
North Carolina	53	3,541,109.35	1.56
North Dakota	2	107,860.89	0.05
Ohio	91	7,149,368.33	3.16
Oklahoma	39	2,704,040.65	1.19
Oregon	19	1,611,081.48	0.71
Pennsylvania	144	12,184,233.70	5.38
Rhode Island	7	523,704.30	0.23
South Carolina	31	1,780,474.72	0.79
South Dakota	1	66,588.00	0.03
Tennessee	110	9,127,126.28	4.03
Texas	672	43,771,514.47	19.32
Utah	2	135,993.79	0.06
Vermont	2	194,944.68	0.09
Virginia	83	6,958,265.43	3.07
Washington	52	5,013,384.27	2.21
West Virginia	55	4,017,304.08	1.77
Wisconsin	26	2,086,268.63	0.92
Wyoming	4	246,537.76	0.11
Total	2,835	$226,540,079.17	100.00%

—————————

(1)

Determined by property address designated as such in the related mortgage.

ORIGINAL COMBINED LOAN-TO-VALUE RATIOS
OF GROUP I HOME EQUITY LOANS (1)

Range of Original Combined Loan-to-Value Ratios (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
11.32 - 15.00	7	$340,224.18	0.15%
15.01 - 20.00	9	436,298.27	0.19
20.01 - 25.00	14	704,926.73	0.31
25.01 - 30.00	29	1,566,412.17	0.69
30.01 - 35.00	33	1,740,985.28	0.77
35.01 - 40.00	40	2,271,007.60	1.00
40.01 - 45.00	43	2,229,150.55	0.98
45.01 - 50.00	91	6,213,966.88	2.74
50.01 - 55.00	75	4,862,144.98	2.15
55.01 - 60.00	129	9,075,797.56	4.01
60.01 - 65.00	181	12,772,706.19	5.64
65.01 - 70.00	259	18,906,212.75	8.35
70.01 - 75.00	264	22,351,370.71	9.87
75.01 - 80.00	584	52,749,881.00	23.29
80.01 - 85.00	358	32,197,035.51	14.21
85.01 - 90.00	380	37,499,604.55	16.55
90.01 - 95.00	116	12,411,578.83	5.48
95.01 - 100.00	223	8,210,775.43	3.62
Total	2,835	$226,540,079.17	100.00%

—————————

(1)

As of the Statistical Calculation Date, the weighted average Original Combined Loan-to-Value Ratio of the Group I Home Equity Loans is approximately 76.02%.

COUPON RATES OF GROUP I HOME EQUITY LOANS (1)

Range of Coupon Rates (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
5.375 - 5.500	2	$95,936.40	0.04%
5.501 - 6.000	40	7,652,781.83	3.38
6.001 - 6.500	115	16,353,133.84	7.22
6.501 - 7.000	263	31,225,187.95	13.78
7.001 - 7.500	242	25,851,642.93	11.41
7.501 - 8.000	371	33,847,497.06	14.94
8.001 - 8.500	232	19,066,235.54	8.42
8.501 - 9.000	313	24,338,846.23	10.74
9.001 - 9.500	207	13,999,640.95	6.18
9.501 - 10.000	276	15,754,116.39	6.95
10.001 - 10.500	130	6,549,645.68	2.89
10.501 - 11.000	198	10,335,185.20	4.56
11.001 - 11.500	100	4,972,428.42	2.19
11.501 - 12.000	132	6,374,553.95	2.81
12.001 - 12.500	114	5,460,773.47	2.41
12.501 - 13.000	71	3,478,877.68	1.54
13.001 - 13.500	19	838,144.53	0.37
13.501 - 13.990	10	345,451.12	0.15
Total	2,835	$226,540,079.17	100.00%

—————————

(1)

As of the Statistical Calculation Date, the weighted average Coupon Rate of the Group I Home Equity Loans is approximately 8.468%.

LOAN BALANCES OF GROUP I HOME EQUITY LOANS (1)

Range of Loan Balances ($)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
0 - 5,000	1	$5,000.00	0.00%
5,001 - 10,000	8	58,535.00	0.03
10,001 - 15,000	22	279,652.09	0.12
15,001 - 20,000	28	498,352.08	0.22
20,001 - 25,000	36	841,654.82	0.37
25,001 - 30,000	32	883,884.89	0.39
30,001 - 35,000	246	8,537,638.06	3.77
35,001 - 40,000	199	7,569,439.96	3.34
40,001 - 45,000	179	7,724,434.96	3.41
45,001 - 50,000	233	11,315,778.18	5.00
50,001 - 55,000	199	10,480,143.62	4.63
55,001 - 60,000	191	11,083,721.18	4.89
60,001 - 65,000	149	9,362,786.43	4.13
65,001 - 70,000	142	9,600,958.43	4.24
70,001 - 75,000	136	9,864,763.35	4.35
75,001 - 80,000	107	8,307,179.19	3.67
80,001 - 85,000	84	6,988,413.90	3.08
85,001 - 90,000	91	7,981,097.30	3.52
90,001 - 95,000	67	6,215,679.99	2.74
95,001 - 100,000	72	7,052,382.01	3.11
100,001 - 105,000	44	4,516,133.61	1.99
105,001 - 110,000	48	5,180,798.07	2.29
110,001 - 115,000	42	4,721,621.20	2.08
115,001 - 120,000	35	4,107,146.02	1.81
120,001 - 125,000	33	4,047,675.67	1.79
125,001 - 130,000	31	3,952,866.29	1.74
130,001 - 135,000	30	3,981,398.85	1.76
135,001 - 140,000	29	3,992,014.64	1.76
140,001 - 145,000	30	4,292,344.80	1.89
145,001 - 150,000	26	3,843,042.48	1.70
150,001 - 200,000	146	25,153,476.10	11.10
200,001 - 250,000	53	11,940,559.28	5.27
250,001 - 300,000	25	6,820,038.53	3.01
300,001 - 350,000	22	7,021,503.59	3.10
350,001 - 400,000	9	3,388,993.36	1.50
400,001 - 450,000	4	1,724,297.72	0.76
450,001 - 500,000	2	937,969.10	0.41
500,001 - 550,000	2	1,036,500.00	0.46
550,001 - 600,000	1	589,515.42	0.26
600,001 – 640,689	1	640,689.00	0.28
Total	2,835	$226,540,079.17	100.00%

—————————

(1)

As of the Statistical Calculation Date, the average outstanding Loan Balance of the Group I Home Equity Loans is approximately $79,908.

TYPES OF MORTGAGED PROPERTIES OF GROUP I HOME EQUITY LOANS

Property Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Single Family	2,529	$202,227,886.74	89.27%
PUD	188	15,697,205.51	6.93
Condominium	51	4,169,460.61	1.84
Manufactured Housing	27	1,985,825.63	0.88
Townhouse	29	1,766,595.84	0.78
Two- to Four-Family	11	693,104.84	0.31
Total	2,835	$226,540,079.17	100.00%

ORIGINAL TERMS TO MATURITY OF GROUP I HOME EQUITY LOANS (1)

Range of Original Terms to Maturity (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
60	2	$174,845.28	0.08%
61 – 120	104	5,689,561.74	2.51
121 – 180	485	28,592,329.67	12.62
181 – 240	567	32,369,822.60	14.29
241 – 300	36	3,182,936.70	1.41
301 – 360	1,641	156,530,583.18	69.10
Total	2,835	$226,540,079.17	100.00%

—————————

(1)

As of the Statistical Calculation Date, the weighted average Original Term to Maturity of the Group I Home Equity Loans is approximately 313 months.

REMAINING TERMS TO MATURITY OF GROUP I HOME EQUITY LOANS (1)

Range of Remaining Terms to Maturity (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
59 – 60	2	$174,845.28	0.08%
61 – 120	105	5,736,057.12	2.53
121 – 180	486	28,661,415.36	12.65
181 – 240	566	32,308,598.75	14.26
241 – 300	35	3,128,579.48	1.38
301 – 360	1,641	156,530,583.18	69.10
Total	2,835	$226,540,079.17	100.00%

—————————

(1)

As of the Statistical Calculation Date, the weighted average Remaining Term to Maturity of the Group I Home Equity Loans is approximately 312 months.

SEASONING OF GROUP I HOME EQUITY LOANS (1)

Range of Seasoning (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
0	1,139	$91,104,784.49	40.22%
1 – 11	1,696	135,435,294.68	59.78
Total	2,835	$226,540,079.17	100.00%

—————————

(1)

As of the Statistical Calculation Date, the weighted average Seasoning of the Group I Home Equity Loans is approximately 1 month.

OCCUPANCY STATUS OF GROUP I HOME EQUITY LOANS

Occupancy Status	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Primary Home	2,772	$223,114,733.26	98.49%
Second Home	33	1,743,096.98	0.77
Investment Property	30	1,682,248.93	0.74
Total	2,835	$226,540,079.17	100.00%

LIEN POSITIONS OF GROUP I HOME EQUITY LOANS

Lien Position	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
First Lien	2,188	$197,508,373.94	87.18%
Second Lien	647	29,031,705.23	12.82
Total	2,835	$226,540,079.17	100.00%

DOCUMENTATION TYPES OF GROUP I HOME EQUITY LOANS

Documentation Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Full Documentation	2,549	$199,593,163.42	88.11%
Stated Income	192	17,464,299.64	7.71
Limited Documentation	94	9,482,616.11	4.19
Total	2,835	$226,540,079.17	100.00%

CREDIT GRADES OF GROUP I HOME EQUITY LOANS

Credit Grade	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
A	2,495	$203,897,416.75	90.01%
B	107	7,776,337.56	3.43
C	172	10,136,805.08	4.47
D	61	4,729,519.78	2.09
Total	2,835	$226,540,079.17	100.00%

ORIGINAL CREDIT SCORES OF GROUP I HOME EQUITY LOANS (1)

Range of Original Credit Scores (2)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Not Available (3)	1	$47,600.00	0.02%
451 - 475	2	102,563.60	0.05
476 - 500	6	413,254.04	0.18
501 - 525	119	7,675,604.91	3.39
526 - 550	310	23,306,409.77	10.29
551 - 575	345	26,640,840.88	11.76
576 - 600	447	34,734,128.33	15.33
601 - 625	546	43,808,186.56	19.34
626 - 650	459	40,732,000.48	17.98
651 - 675	288	24,073,500.34	10.63
676 – 700	166	13,982,841.07	6.17
701 – 725	71	5,333,652.37	2.35
726 – 750	45	3,792,894.26	1.67
751 – 775	16	991,913.61	0.44
776 – 800	13	832,544.65	0.37
801 - 825	1	72,144.30	0.03
Total	2,835	$226,540,079.17	100.00%

—————————

(1)

As of the Statistical Calculation Date, the weighted average Original Credit Score of the Group I Home Equity Loans (excluding Home Equity Loans for which a credit score is not available) is approximately 612.

(2)

The statistical credit score based on the borrower's historical credit data obtained by the originator of the Home Equity Loan through one or more of the three major credit bureaus in connection with the origination of the Home Equity Loan.

(3)

Home Equity Loans indicated as having a credit score that is "not available" consist of Home Equity Loans where no credit score can be obtained for the related borrower.

SECOND MORTGAGE RATIOS OF GROUP I HOME EQUITY LOANS (1)

Range of Second Mortgage Ratios (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
0	2,188	$197,508,373.94	87.18%
5.01 - 10.00	64	1,251,114.15	0.55
10.01 - 15.00	70	2,884,029.16	1.27
15.01 - 20.00	239	10,218,255.23	4.51
20.01 - 25.00	99	4,948,751.73	2.18
25.01 - 30.00	64	3,174,798.51	1.40
30.01 - 35.00	43	2,251,742.45	0.99
35.01 - 40.00	26	1,505,595.12	0.66
40.01 - 45.00	20	1,276,487.90	0.56
45.01 - 50.00	8	464,802.40	0.21
50.01 - 55.00	3	151,863.21	0.07
55.01 - 60.00	4	240,086.20	0.11
60.01 - 65.00	3	301,135.24	0.13
65.01 - 70.00	1	124,640.36	0.06
70.01 - 75.00	2	136,797.17	0.06
90.01 – 92.89	1	101,606.40	0.04
Total:	2,835	$226,504,079.17	100.00%

—————————

(1)

Applies only to Home Equity Loans in the second lien position. The Second Mortgage Ratios shown above are equal to, with respect to each Home Equity Loan in the second lien position, the original principal balance of the Home Equity Loan at the date of origination divided by the sum of (a) the original principal balance of the Home Equity Loan at the date of origination and (b) the remaining principal balance of the senior lien on the related mortgaged property at the date of origination of the Home Equity Loan.

PRODUCT TYPES OF GROUP I HOME EQUITY LOANS

Product Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Fixed Rate	2,788	$224,527,628.42	99.11%
Fixed Rate Balloon	47	2,012,450.75	0.89
Total	2,835	$226,504,079.17	100.00%

PREPAYMENT PENALTIES OF GROUP I HOME EQUITY LOANS

Prepayment Penalty	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Prepayment Penalty	1,500	$135,853,812.66	59.97%
No Prepayment Penalty	1,335	90,686,266.51	40.03
Total	2,835	$226,504,079.17	100.00%

PURPOSE OF GROUP I HOME EQUITY LOANS

Purpose	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Cash Out Refinance	2,293	$173,646,780.84	76.65%
Rate/Term Refinance	385	41,619,289.26	18.37
Purchase	157	11,274,009.07	4.98
Total	2,835	$226,504,079.17	100.00%

GROUP II HOME EQUITY LOANS
The following summary information with respect to the Group II Home Equity Loans is as of the Statistical Calculation Date:
	Summary Statistics	Range (if appropriate)

Avg. Outstanding Principal Balance	$126,822.18	$20,350.45 - $333,209.19
Wtd. Avg. Coupon Rate (approximate)	7.732%	5.080% - 12.250%
Wtd. Avg. Gross Margin (approximate)	7.983%	1.250% - 12.000%
Wtd. Avg. Maximum Rate (approximate) (1)	14.670%	9.540% - 18.700%
Wtd. Avg. Minimum Rate (approximate) (1)	7.732%	5.080% - 12.250%
Wtd. Avg. Original Loan-to-Value Ratio (approximate)	81.48%	7.72% - 100.00%
Wtd. Avg. Original Term to Maturity (approximate)	360 Mths	120 Mths –360 Mths
Wtd. Avg. Remaining Term to Maturity (approximate)	359 Mths	120 Mths –360 Mths
Wtd. Avg. Original Credit Score (approximate) (2)	590	468 – 800
Maximum Seasoning	22 Mths
Ratio of First to Second Liens	0.00%
Outstanding Principal Balance of Loans Secured by
Two- to Four-Family Properties	$3,215,118.44	$34,897.47 - $279,811.74
All Other Properties	$335,146,456.84	$20,350.45 - $333,209.19
Balloon Payments (as a percent of the aggregate outstanding loan balance)	0.00%
Six-Month Adjustable Rate Loans (3)
Percentage of Aggregate Outstanding Group II Principal Loan Balance	0.94%
Wtd. Avg. Remaining Period to Coupon Rate Adjustment (approximate)	5 Mths
Wtd. Avg. Initial Interest Rate Adjustment Cap (approximate) (4)	1.000%
Wtd. Avg. Semi-annual Interest Rate Adjustment Cap (approximate) (4)	1.000%
2 / 28 Adjustable Rate Loans (5)
Percentage of Aggregate Outstanding Group II Principal Loan Balance	78.98%
Wtd. Avg. Remaining Period to Coupon Rate Adjustment (approximate)	23 Mths
Wtd. Avg. Initial Interest Rate Adjustment Cap (approximate) (4)	2.112%
Wtd. Avg. Semi-annual Interest Rate Adjustment Cap (approximate) (4)	1.000%
3 / 27 Adjustable Rate Loans (6)
Percentage of Aggregate Outstanding Group II Principal Loan Balance	20.04%
Wtd. Avg. Remaining Period to Coupon Rate Adjustment (approximate)	35 Mths
Wtd. Avg. Initial Interest Rate Adjustment Cap (approximate) (4)	2.958%
Wtd. Avg. Semi-annual Interest Rate Adjustment Cap (approximate) (4)	1.000%
5 / 25 Adjustable Rate Loans (7)
Percentage of Aggregate Outstanding Group II Principal Loan Balance	0.04%
Wtd. Avg. Remaining Period to Coupon Rate Adjustment (approximate)	58 Mths
Wtd. Avg. Initial Interest Rate Adjustment Cap (approximate) (4)	2.000%
Wtd. Avg. Annual Interest Rate Adjustment Cap (approximate) (4)	2.000%

—————————

(1)

The "Maximum Rates" or "Minimum Rates" are the highest and lowest rates, respectively, at which interest may accrue on the Group II Home Equity Loans.

(2)

Excludes 1 Home Equity Loans for which a credit score is not available.

(3)

"Six-Month Adjustable Rate Loans" have their first adjustment date six months following their date of origination, and adjust semiannually thereafter, based on six-month LIBOR plus a margin, subject to certain limitations.

(4)

Above the then current coupon rate.

(5)

"2/28 Adjustable Rate Loans" have their first adjustment date two years after the date of origination, and adjust semiannually thereafter, based on six-month LIBOR plus a margin, subject to certain limitations.

(6)

"3/27 Adjustable Rate Loans" have their first adjustment date three years after the date of origination, and adjust semiannually thereafter, based on six-month LIBOR plus a margin, subject to certain limitations.

(7)

"5/25 Adjustable Rate Loans" have their first adjustment date five years after the date of origination, and adjust annually thereafter, based on one year LIBOR plus a margin, subject to certain limitations.

The tables set forth below contain approximate statistical information as of the Statistical Calculation Date regarding the Group II Home Equity Loans.  The sum of the percentage columns in the following tables may not equal 100% due to rounding.

GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES
OF GROUP II HOME EQUITY LOANS (1)

State	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Arizona	59	$8,128,116.47	2.40%
Arkansas	30	2,165,856.61	0.64
California	288	57,586,584.88	17.02
Colorado	59	9,738,207.48	2.88
Connecticut	27	4,393,749.83	1.30
Delaware	7	823,756.08	0.24
Florida	93	12,413,145.50	3.67
Georgia	172	20,916,869.90	6.18
Idaho	4	572,069.16	0.17
Illinois	48	4,897,753.46	1.45
Indiana	46	5,153,666.29	1.52
Iowa	38	3,133,955.17	0.93
Kansas	22	1,918,339.35	0.57
Kentucky	31	3,368,996.99	1.00
Louisiana	16	1,428,214.34	0.42
Maine	22	2,765,502.66	0.82
Maryland	58	9,740,857.09	2.88
Massachusetts	77	13,908,561.97	4.11
Michigan	157	17,449,190.55	5.16
Minnesota	25	3,088,250.13	0.91
Mississippi	15	1,627,717.62	0.48
Missouri	50	4,777,164.75	1.41
Montana	2	194,415.83	0.06
Nebraska	11	1,055,104.56	0.31
Nevada	13	2,065,722.09	0.61
New Hampshire	12	1,992,722.09	0.59
New Jersey	47	7,536,005.86	2.23
New Mexico	25	2,437,161.75	0.72
New York	137	18,148,047.54	5.36
North Carolina	152	17,082,684.94	5.05
Ohio	75	8,957,091.09	2.65
Oklahoma	24	1,592,966.59	0.47
Oregon	15	1,978,846.28	0.58
Pennsylvania	79	7,269,922.92	2.15
Rhode Island	14	2,414,589.70	0.71
South Carolina	36	3,366,427.05	0.99
South Dakota	1	87,937.88	0.03
Tennessee	44	5,333,933.91	1.58
Texas	358	33,097,499.59	9.78
Utah	21	3,552,438.65	1.05
Vermont	10	1,111,263.54	0.33
Virginia	43	5,517,939.88	1.63
Washington	61	10,220,105.26	3.02
West Virginia	48	3,542,254.09	1.05
Wisconsin	90	8,996,374.02	2.66
Wyoming	6	814,203.39	0.24
Total	2,668	$338,361,575.28	100.00%

—————————

(1)

Determined by property address designated as such in the related mortgage.

ORIGINAL LOAN-TO-VALUE RATIOS

OF GROUP II HOME EQUITY LOANS (1)

Range of Original Loan-to-Value Ratios (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
7.72 - 10.00	1	$60,934.36	0.02%
10.01 - 15.00	5	288,607.40	0.09
15.01 - 20.00	6	367,523.15	0.11
20.01 - 25.00	6	328,473.60	0.10
25.01 - 30.00	5	423,076.04	0.13
30.01 - 35.00	12	764,134.05	0.23
35.01 - 40.00	18	1,225,105.61	0.36
40.01 - 45.00	19	975,753.92	0.29
45.01 - 50.00	38	3,309,101.97	0.98
50.01 - 55.00	38	4,071,936.13	1.20
55.01 - 60.00	53	6,064,357.46	1.79
60.01 - 65.00	85	8,751,972.83	2.59
65.01 - 70.00	138	15,828,255.99	4.68
70.01 - 75.00	237	27,135,205.65	8.02
75.01 - 80.00	623	77,326,465.47	22.85
80.01 - 85.00	357	45,961,357.39	13.58
85.01 - 90.00	772	105,698,514.96	31.24
90.01 - 95.00	204	32,366,709.96	9.57
95.01 - 100.00	51	7,414,089.34	2.19
Total	2,668	$338,361,575.28	100.00%

—————————

(1)

As of the Statistical Calculation Date, the weighted average Original Loan-to-Value Ratio of the Group II Home Equity Loans is approximately 81.48%.

CURRENT COUPON RATES OF GROUP II HOME EQUITY LOANS (1)

Range of Current Coupon Rates (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
5.080 - 5.500	62	$10,964,595.30	3.24%
5.501 - 6.000	159	24,670,647.43	7.29
6.001 - 6.500	209	33,061,280.14	9.77
6.501 - 7.000	349	53,402,636.50	15.78
7.001 - 7.500	315	43,929,698.11	12.98
7.501 - 8.000	432	58,117,443.71	17.18
8.001 - 8.500	254	29,002,034.38	8.57
8.501 - 9.000	268	29,455,988.77	8.71
9.001 - 9.500	171	17,443,221.83	5.16
9.501 - 10.000	191	18,588,558.08	5.49
10.001 - 10.500	83	7,005,063.25	2.07
10.501 - 11.000	99	8,038,821.47	2.38
11.001 - 11.500	65	3,935,260.56	1.16
11.501 - 12.000	9	587,317.72	0.17
12.001 - 12.500	2	159,008.03	0.05
Total	2,668	$338,361,575.28	100.00%

__________________

(1)

As of the Statistical Calculation Date, the weighted average Coupon Rate of the Group II Home EEquity Loans is approximately 7.732%.

GROSS MARGINS OF GROUP II HOME EQUITY LOANS (1)

Range of Gross Margins (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
1.250 - 1.500	1	$213,750.00	0.06%
2.001 - 2.500	1	128,466.67	0.04
4.501 - 5.000	1	193,500.00	0.06
5.001 - 5.500	15	2,705,323.75	0.80
5.501 - 6.000	84	14,609,717.58	4.32
6.001 - 6.500	185	28,711,268.98	8.49
6.501 - 7.000	261	40,559,700.05	11.99
7.001 - 7.500	363	53,001,363.51	15.66
7.501 - 8.000	326	46,021,764.60	13.60
8.001 - 8.500	385	48,461,157.92	14.32
8.501 - 9.000	261	30,052,933.49	8.88
9.001 - 9.500	230	24,490,745.53	7.24
9.501 - 10.000	164	16,376,170.06	4.84
10.001 - 10.500	159	15,421,103.35	4.56
10.501 - 11.000	87	7,076,250.09	2.09
11.001 - 11.500	95	7,400,246.36	2.19
11.501 - 12.000	50	2,938,113.34	0.87
Total	2,668	$338,361,575.28	100.00%

__________________

(1)

As of the Statistical Calculation Date, the weighted average Gross Margin of the Group II Home Equity Loans is approximately 7.983%.

MAXIMUM RATES OF GROUP II HOME EQUITY LOANS (1)

Range of Maximum Rates (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
9.540 - 10.000	1	$280,161.62	0.08%
11.001 -11.500	2	95,607.60	0.03
12.001 - 12.500	64	11,232,429.60	3.32
12.501 - 13.000	169	25,899,287.71	7.65
13.001 - 13.500	242	37,182,493.04	10.99
13.501 - 14.000	376	57,191,802.55	16.90
14.001 - 14.500	307	42,503,161.53	12.56
14.501 - 15.000	415	54,869,635.27	16.22
15.001 - 15.500	237	26,821,076.19	7.93
15.501 - 16.000	259	28,641,336.22	8.46
16.001 - 16.500	162	16,698,137.30	4.93
16.501 - 17.000	184	17,862,131.72	5.28
17.001 - 17.500	82	6,968,595.35	2.06
17.501 - 18.000	97	7,814,939.72	2.31
18.001 - 18.500	65	3,998,660.99	1.18
18.501 - 18.700	6	302,118.87	0.09
Total	2,668	$338,361,575.28	100.00%

__________________

(1)

As of the Statistical Calculation Date, the weighted average Maximum Rate of the Group II Home Equity Loans is approximately 14.670%.

NEXT INTEREST ADJUSTMENT DATES OF GROUP II HOME EQUITY LOANS

Next Interest Adjustment Date	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
March-04	1	$28,725.29	0.01%
May-04	12	1,038,448.78	0.31
June-04	8	808,183.22	0.24
July-04	10	1,259,872.59	0.37
August-04	1	76,500.00	0.02
February-05	1	70,885.54	0.02
June-05	3	245,408.81	0.07
July-05	1	40,250.66	0.01
August-05	8	548,842.53	0.16
September-05	8	667,202.57	0.20
October-05	19	1,621,055.95	0.48
November-06	523	64,431,491.01	19.04
December-06	733	91,686,339.63	27.10
January-06	626	78,715,828.36	23.26
February-06	232	29,171,232.98	8.62
August-06	1	70,915.15	0.02
November-06	93	11,540,268.52	3.41
December-06	160	22,265,646.24	6.58
January-07	179	26,882,121.18	7.94
February-07	48	7,063,889.60	2.09
November-08	1	128,466.67	0.04
Total	2,668	$338,361,575.28	100.00%

LOAN BALANCES OF GROUP II HOME EQUITY LOANS (1)

Range of Loan Balances ($)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
20,350 - 25,000	1	$20,350.45	0.01%
25,001 - 30,000	6	170,919.09	0.05
30,001 - 35,000	35	1,213,868.45	0.36
35,001 - 40,000	50	1,912,475.45	0.57
40,001 - 45,000	71	3,043,744.41	0.90
45,001 - 50,000	86	4,161,847.24	1.23
50,001 - 55,000	65	3,415,356.34	1.01
55,001 - 60,000	85	4,918,434.99	1.45
60,001 - 65,000	99	6,224,118.93	1.84
65,001 - 70,000	109	7,393,612.06	2.19
70,001 - 75,000	99	7,206,220.40	2.13
75,001 - 80,000	84	6,564,828.87	1.94
80,001 - 85,000	101	8,360,358.23	2.47
85,001 - 90,000	98	8,577,219.59	2.53
90,001 - 95,000	77	7,156,492.00	2.12
95,001 - 100,000	97	9,498,137.72	2.81
100,001 - 105,000	83	8,505,778.69	2.51
105,001 - 110,000	82	8,825,327.91	2.61
110,001 - 115,000	75	8,452,519.11	2.50
115,001 - 120,000	75	8,814,254.26	2.60
120,001 - 125,000	60	7,348,078.52	2.17
125,001 - 130,000	78	9,951,807.41	2.94
130,001 - 135,000	68	9,028,344.96	2.67
135,001 - 140,000	55	7,584,874.21	2.24
140,001 - 145,000	50	7,149,202.19	2.11
145,001 - 150,000	48	7,106,680.32	2.10
150,001 - 200,000	434	75,121,371.17	22.20
200,001 - 250,000	214	47,902,893.12	14.16
250,001 - 300,000	125	34,288,922.60	10.13
300,001 - 331,427	58	18,443,536.59	5.45
Total	2,668	$338,361,575.28	100.00%

__________________

(1)

As of the Statistical Calculation Date, the average outstanding Loan Balance of the Group II Home Equity Loans is approximately $126,822.

TYPES OF MORTGAGED PROPERTIES OF GROUP II HOME EQUITY LOANS

Property Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Single Family	2,341	$290,775,926.67	85.94%
PUD	185	30,101,688.23	8.90
Condominium	72	8,920,432.40	2.64
Townhouse	26	3,368,357.55	1.00
Two- to Four-Family	23	3,215,118.44	0.95
Manufactured Housing	21	1,980,051.99	0.59
Total	2,668	$338,361,575.28	100.00%

ORIGINAL TERMS TO MATURITY OF GROUP II HOME EQUITY LOANS (1)

Original Term to Maturity (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
120	1	$130,000.00	0.04%
301 - 360	2,667	338,231,575.28	99.96
Total	2,668	$338,361,575.28	100.00%

__________________

(1)

As of the Statistical Calculation Date, the weighted average Original Term to Maturity of the Group II Home Equity Loans is approximately 360 months.

REMAINING TERMS TO MATURITY OF GROUP II HOME EQUITY LOANS (1)

Range of Remaining Terms to Maturity (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
120	1	$130,000.00	0.04%
301 - 360	2,667	338,231,575.28	99.96
Total	2,668	$338,361,575.28	100.00%

__________________

(1)

As of the Statistical Calculation Date, the weighted average Remaining Term to Maturity of the Group II Home Equity Loans is approximately 359 months.

SEASONING OF GROUP II HOME EQUITY LOANS (1)

Range of Seasoning (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
0	1,101	$143,771,463.29	42.49%
1 - 22	1,567	194,590,111.99	57.51
Total	2,668	$338,361,575.28	100.00%

__________________

(1)

As of the Statistical Calculation Date, the weighted average Seasoning of the Group II Home Equity Loans is approximately 1 month.

OCCUPANCY STATUS OF GROUP II HOME EQUITY LOANS

Occupancy Status	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Primary	2,617	$333,873,347.77	98.67%
Investor	30	2,693,833.14	0.80
Second Home	21	1,794,394.37	0.53
Total	2,668	$338,361,575.28	100.00%

DOCUMENTATION TYPES OF GROUP II HOME EQUITY LOANS

Documentation Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Full Documentation	2,236	$278,714,935.28	82.37%
Stated Documentation	328	45,428,362.90	13.43
Limited Documentation	104	14,218,277.10	4.20
Total	2,668	$338,361,575.28	100.00%

CREDIT GRADES OF GROUP II HOME EQUITY LOANS

Credit Grade	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
A	2,105	$282,925,253.06	83.62%
B	181	18,242,670.21	5.39
C	382	37,193,652.01	10.99
Total	2,668	$338,361,575.28	100.00%

ORIGINAL CREDIT SCORES OF GROUP II HOME EQUITY LOANS (1)

Range of Original Credit Scores (2)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Not Available	1	$53,465.53	0.02%
451 - 475	3	474,826.88	0.14
476 - 500	12	1,371,593.89	0.41
501 - 525	206	20,365,787.06	6.02
526 - 550	554	66,395,386.38	19.62
551 - 575	460	57,309,178.07	16.94
576 - 600	449	57,730,768.48	17.06
601 - 625	402	54,736,334.34	16.18
626 - 650	293	40,012,194.90	11.83
651 - 675	151	20,959,745.61	6.19
676 - 700	67	9,322,157.12	2.76
701 - 725	35	4,829,804.00	1.43
726 - 750	13	1,619,148.69	0.48
751 - 775	13	1,973,062.97	0.58
776 - 800	9	1,208,121.36	0.36
Total	2,668	$338,361,575.28	100.00%

__________________

(1)

As of the Statistical Calculation Date, the weighted average Original Credit Score of the Group II Home Equity Loans is approximately 590.

(2)

The statistical credit score based on the borrower's historical credit data obtained by the originator of the Home Equity Loan through one or more of the three major credit bureaus in connection with the origination of the Home Equity Loan.

PRODUCT TYPES OF GROUP II HOME EQUITY LOANS

Product Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
2/28 ARM	2,155	$267,227,263.33	78.98%
3/27 ARM	481	67,822,840.69	20.04
6 Month ARM	31	3,183,004.59	0.94
5/25 ARM	1	128,466.67	0.04
Total	2,668	$338,361,575.28	100.00%

PREPAYMENT PENALTIES OF GROUP II HOME EQUITY LOANS

Prepayment Penalty	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Prepayment Penalty	1,257	$179,143,007.60	52.94%
No Prepayment Penalty	1,411	159,218,567.68	47.06
Total	2,668	$338,361,575.28	100.00%

PURPOSE OF GROUP II HOME EQUITY LOANS

Purpose	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Cash Out Refinance	1,822	$223,108,147.44	65.94%
Rate/Term Refinance	552	75,392,880.01	22.28
Purchase	294	39,860,547.83	11.78
Total	2,668	$338,361,575.28	100.00%

GROUP III HOME EQUITY LOANS
The following summary information with respect to the Group III Home Equity Loans is as of the Statistical Calculation Date:
	Summary Statistics	Range (if appropriate)

Avg. Outstanding Principal Balance	$132,534.89	$24,320.87 - $802,500.00
Wtd. Avg. Coupon Rate (approximate)	7.451%	5.250% - 11.700%
Wtd. Avg. Gross Margin (approximate)	7.735%	2.250% - 12.000%
Wtd. Avg. Maximum Rate (approximate) (1)	14.433%	11.750% - 18.700%
Wtd. Avg. Minimum Rate (approximate) (1)	7.451%	5.250% - 11.700%
Wtd. Avg. Original Loan-to-Value Ratio (approximate)	81.66%	15.91% - 100.00%
Wtd. Avg. Original Term to Maturity (approximate)	360 Mths	180 Mths – 360 Mths
Wtd. Avg. Remaining Term to Maturity (approximate)	359 Mths	179 Mths – 360 Mths
Wtd. Avg. Original Credit Score (approximate) (2)	591	472 – 772
Maximum Seasoning	8 Mths
Ratio of First to Second Liens	0.00%
Outstanding Principal Balance of Loans Secured by
Two- to Four-Family Properties	$824,223.33	$74,972.66 - $197,253.50
All Other Properties	$337,537,360.75	$24,320.87 - $802,500.00
Balloon Payments (as a percent of the aggregate outstanding loan balance)	0.00%
Six-Month Adjustable Rate Loans (3)
Percentage of Aggregate Outstanding Group III Principal Loan Balance	1.54%
Wtd. Avg. Remaining Period to Coupon Rate Adjustment (approximate)	5 Mths
Wtd. Avg. Initial Interest Rate Adjustment Cap (approximate) (4)	1.000%
Wtd. Avg. Semi-annual Interest Rate Adjustment Cap (approximate) (4)	1.000%
2 / 28 Adjustable Rate Loans (5)
Percentage of Aggregate Outstanding Group III Principal Loan Balance	81.36%
Wtd. Avg. Remaining Period to Coupon Rate Adjustment (approximate)	23 Mths
Wtd. Avg. Initial Interest Rate Adjustment Cap (approximate) (4)	2.055%
Wtd. Avg. Semi-annual Interest Rate Adjustment Cap (approximate) (4)	1.000%
3 / 27 Adjustable Rate Loans (6)
Percentage of Aggregate Outstanding Group III Principal Loan Balance	16.88%
Wtd. Avg. Remaining Period to Coupon Rate Adjustment (approximate)	35 Mths
Wtd. Avg. Initial Interest Rate Adjustment Cap (approximate) (4)	2.968%
Wtd. Avg. Semi-annual Interest Rate Adjustment Cap (approximate) (4)	1.000%
5 / 25 Adjustable Rate Loans (7)
Percentage of Aggregate Outstanding Group III Principal Loan Balance	0.22%
Wtd. Avg. Remaining Period to Coupon Rate Adjustment (approximate)	59 Mths
Wtd. Avg. Initial Interest Rate Adjustment Cap (approximate) (4)	2.000%
Wtd. Avg. Annual Interest Rate Adjustment Cap (approximate) (4)	2.000%

—————————

(1)

The "Maximum Rates" or "Minimum Rates" are the highest and lowest rates, respectively, at which interest may accrue on the Group III Home Equity Loans.

(2)

Excludes 3 Home Equity Loans for which a credit score is not available.

(3)

"Six-Month Adjustable Rate Loans" have their first adjustment date six months following their date of origination, and adjust semiannually thereafter, based on six-month LIBOR plus a margin, subject to certain limitations.

(4)

Above the then current coupon rate.

(5)

"2/28 Adjustable Rate Loans" have their first adjustment date two years after the date of origination, and adjust semiannually thereafter, based on six-month LIBOR plus a margin, subject to certain limitations.

(6)

"3/27 Adjustable Rate Loans" have their first adjustment date three years after the date of origination, and adjust semiannually thereafter, based on six-month LIBOR plus a margin, subject to certain limitations.

(7)

"5/25 Adjustable Rate Loans" have their first adjustment date five years after the date of origination, and adjust annually thereafter, based on one year LIBOR plus a margin, subject to certain limitations.

The tables set forth below contain approximate statistical information as of the Statistical Calculation Date regarding the Group III Home Equity Loans.  The sum of the percentage columns in the following tables may not equal 100% due to rounding.

GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES
OF GROUP III HOME EQUITY LOANS (1)

State	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Arizona	70	$7,897,699.70	2.33%
Arkansas	5	341,463.24	0.10
California	339	79,428,957.22	23.47
Colorado	34	6,283,864.52	1.86
Connecticut	26	4,205,421.52	1.24
Delaware	18	1,933,229.80	0.57
Florida	219	26,394,763.63	7.80
Georgia	60	7,128,837.04	2.11
Idaho	11	1,161,860.55	0.34
Illinois	21	2,489,396.29	0.74
Indiana	120	10,098,494.26	2.98
Iowa	50	4,425,160.33	1.31
Kansas	17	1,561,217.30	0.46
Kentucky	33	3,056,080.16	0.90
Louisiana	88	7,864,541.91	2.32
Maine	22	2,240,114.98	0.66
Maryland	29	6,877,930.48	2.03
Massachusetts	21	5,681,564.81	1.68
Michigan	72	7,931,436.36	2.34
Minnesota	22	3,098,026.09	0.92
Mississippi	63	5,510,123.26	1.63
Missouri	87	7,534,603.69	2.23
Montana	12	814,163.85	0.24
Nebraska	16	1,755,552.03	0.52
Nevada	25	3,812,042.47	1.13
New Hampshire	29	4,632,419.83	1.37
New Jersey	17	5,718,954.63	1.69
New Mexico	15	1,070,515.77	0.32
New York	55	10,181,861.50	3.01
North Carolina	46	5,924,443.61	1.75
North Dakota	3	117,412.15	0.03
Ohio	201	19,520,459.53	5.77
Oklahoma	23	1,824,187.92	0.54
Oregon	20	2,993,151.34	0.88
Pennsylvania	142	16,309,541.91	4.82
Rhode Island	4	703,546.45	0.21
South Carolina	22	2,881,176.06	0.85
South Dakota	6	456,937.73	0.14
Tennessee	100	8,867,113.95	2.62
Texas	156	15,408,718.64	4.55
Utah	9	1,026,606.55	0.30
Vermont	1	72,896.61	0.02
Virginia	99	14,466,555.60	4.28
Washington	70	11,571,080.11	3.42
West Virginia	26	2,143,517.18	0.63
Wisconsin	19	1,814,057.37	0.54
Wyoming	10	1,129,884.15	0.33
Total	2,553	$338,361,584.08	100.00%

—————————

(1)

Determined by property address designated as such in the related mortgage.

ORIGINAL LOAN-TO-VALUE RATIOS
OF GROUP III HOME EQUITY LOANS (1)

Range of Original Loan-to-Value Ratios (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
15.91 - 20.00	7	$344,576.25	0.10%
20.01 - 25.00	8	390,637.00	0.12
25.01 - 30.00	8	785,874.44	0.23
30.01 - 35.00	13	859,311.69	0.25
35.01 - 40.00	14	813,455.13	0.24
40.01 - 45.00	22	1,784,098.53	0.53
45.01 - 50.00	31	2,270,321.08	0.67
50.01 - 55.00	28	2,885,589.71	0.85
55.01 - 60.00	54	5,947,560.52	1.76
60.01 - 65.00	81	8,038,172.80	2.38
65.01 - 70.00	115	14,314,026.63	4.23
70.01 - 75.00	206	25,343,350.38	7.49
75.01 - 80.00	467	67,207,716.62	19.86
80.01 - 85.00	424	56,908,308.92	16.82
85.01 - 90.00	769	107,626,553.02	31.81
90.01 - 95.00	265	36,693,773.12	10.84
95.01 - 100.00	41	6,148,258.24	1.82
Total	2,553	$338,361,584.08	100.00%

—————————

(1)

As of the Statistical Calculation Date, the weighted average Original Loan-to-Value Ratio of the Group III Home Equity Loans is approximately 81.66%.

CURRENT COUPON RATES OF GROUP III HOME EQUITY LOANS (1)

Range of Current Coupon Rates (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
5.250 - 5.500	85	$18,962,627.21	5.60%
5.501 - 6.000	186	35,730,123.93	10.56
6.001 - 6.500	255	42,388,540.73	12.53
6.501 - 7.000	387	59,964,851.63	17.72
7.001 - 7.500	285	41,065,919.71	12.14
7.501 - 8.000	364	43,587,507.55	12.88
8.001 - 8.500	220	26,184,474.96	7.74
8.501 - 9.000	278	29,877,742.71	8.83
9.001 - 9.500	146	11,989,429.18	3.54
9.501 - 10.000	170	15,148,352.64	4.48
10.001 - 10.500	55	4,459,248.48	1.32
10.501 - 11.000	76	5,362,853.26	1.58
11.001 - 11.500	41	3,244,040.66	0.96
11.501 – 11.700	5	395,871.43	0.12
Total	2,553	$338,361,584.08	100.00%

__________________

(1)

As of the Statistical Calculation Date, the weighted average Coupon Rate of the Group III Home Equity Loans is approximately 7.451%.

GROSS MARGINS OF GROUP III HOME EQUITY LOANS (1)

Range of Gross Margins (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
2.250 - 2.500	4	$735,138.30	0.22%
5.001 - 5.500	18	4,185,055.35	1.24
5.501 - 6.000	109	23,222,831.80	6.86
6.001 - 6.500	211	39,163,314.83	11.57
6.501 - 7.000	286	46,956,622.97	13.88
7.001 - 7.500	375	56,837,247.54	16.80
7.501 - 8.000	299	39,713,676.92	11.74
8.001 - 8.500	313	36,976,575.96	10.93
8.501 - 9.000	251	29,631,410.21	8.76
9.001 - 9.500	227	23,189,820.73	6.85
9.501 - 10.000	156	12,863,154.22	3.80
10.001 - 10.500	135	11,792,975.41	3.49
10.501 - 11.000	64	5,252,873.09	1.55
11.001 - 11.500	74	4,995,437.42	1.48
11.501 - 12.000	31	2,845,449.33	0.84
Total	2,553	$338,361,584.08	100.00%

__________________

(1)

As of the Statistical Calculation Date, the weighted average Gross Margin of the Group III Home Equity Loans is approximately 7.735%.

MAXIMUM RATES OF GROUP III HOME EQUITY LOANS (1)

Range of Maximum Rates (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
11.750 - 12.000	1	$162,829.81	0.05%
12.001 - 12.500	86	19,180,220.33	5.67
12.501 - 13.000	189	36,217,374.01	10.70
13.001 - 13.500	267	44,230,309.36	13.07
13.501 - 14.000	392	60,317,900.85	17.83
14.001 - 14.500	278	39,505,007.36	11.68
14.501 - 15.000	362	43,394,484.75	12.82
15.001 - 15.500	215	25,720,990.06	7.60
15.501 - 16.000	274	29,734,314.15	8.79
16.001 - 16.500	146	12,035,432.49	3.56
16.501 - 17.000	167	14,481,674.89	4.28
17.001 - 17.500	54	4,378,280.67	1.29
17.501 - 18.000	76	5,362,853.26	1.58
18.001 - 18.500	41	3,244,040.66	0.96
18.501 - 18.700	5	395,871.43	0.12
Total	2,553	$338,361,584.08	100.00%

__________________

(1)

As of the Statistical Calculation Date, the weighted average Maximum Rate of the Group III Home Equity Loans is approximately 14.433%.

NEXT INTEREST ADJUSTMENT DATES OF GROUP III HOME EQUITY LOANS

Next Interest Adjustment Date	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
May-04	12	$2,160,348.69	0.64%
June-04	15	1,637,746.30	0.48
July-04	9	1,033,124.40	0.31
August-04	3	394,305.00	0.12
May-05	5	220,962.03	0.07
June-05	5	333,531.08	0.10
July-05	2	109,401.92	0.03
August-05	10	629,445.20	0.19
September-05	4	296,770.90	0.09
October-05	4	401,142.97	0.12
November-05	517	63,713,893.72	18.83
December-05	690	89,667,405.43	26.50
January-06	613	86,614,211.89	25.60
February-06	234	33,297,955.00	9.84
May-06	1	106,199.48	0.03
August-06	2	166,114.00	0.05
September-06	2	234,484.97	0.07
November-06	99	12,118,642.91	3.58
December-06	132	18,328,552.37	5.42
January-07	145	19,555,970.92	5.78
February-07	45	6,606,236.60	1.95
November-08	1	264,185.93	0.08
December-08	3	470,952.37	0.14
Total	2,553	$338,361,584.08	100.00%

LOAN BALANCES OF GROUP III HOME EQUITY LOANS (1)

Range of Loan Balances ($)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
24,321 - 25,000	1	$24,320.87	0.01%
30,001 - 35,000	30	1,047,603.97	0.31
35,001 - 40,000	46	1,754,159.71	0.52
40,001 - 45,000	60	2,586,235.04	0.76
45,001 - 50,000	88	4,238,960.27	1.25
50,001 - 55,000	87	4,574,949.24	1.35
55,001 - 60,000	101	5,825,513.76	1.72
60,001 - 65,000	123	7,733,920.45	2.29
65,001 - 70,000	107	7,246,196.10	2.14
70,001 - 75,000	129	9,329,699.12	2.76
75,001 - 80,000	92	7,134,587.14	2.11
80,001 - 85,000	98	8,075,134.17	2.39
85,001 - 90,000	96	8,411,513.47	2.49
90,001 - 95,000	87	8,077,806.90	2.39
95,001 - 100,000	103	10,079,632.52	2.98
100,001 - 105,000	88	9,045,581.73	2.67
105,001 - 110,000	80	8,608,093.77	2.54
110,001 - 115,000	91	10,244,992.20	3.03
115,001 - 120,000	66	7,777,820.79	2.30
120,001 - 125,000	47	5,755,514.77	1.70
125,001 - 130,000	53	6,759,475.90	2.00
130,001 - 135,000	50	6,617,139.87	1.96
135,001 - 140,000	53	7,310,725.01	2.16
140,001 - 145,000	35	4,994,310.80	1.48
145,001 - 150,000	35	5,175,349.43	1.53
150,001 - 200,000	292	50,428,149.68	14.90
200,001 - 250,000	155	34,393,760.42	10.16
250,001 - 300,000	74	20,280,449.96	5.99
300,001 - 350,000	80	26,374,255.38	7.79
350,001 - 400,000	40	15,088,208.80	4.46
400,001 - 450,000	22	9,484,193.09	2.80
450,001 - 500,000	19	9,112,879.81	2.69
500,001 - 550,000	8	4,208,263.05	1.24
550,001 - 600,000	9	5,187,204.05	1.53
600,001 - 650,000	5	3,143,002.86	0.93
650,001 - 700,000	1	679,479.98	0.20
700,001 - 750,000	1	750,000.00	0.22
800,001 - 802,500	1	802,500.00	0.24
Total	2,553	$338,361,584.08	100.00%

__________________

(1)

As of the Statistical Calculation Date, the average outstanding Loan Balance of the Group III Home Equity Loans is approximately $132,535.

TYPES OF MORTGAGED PROPERTIES OF GROUP III HOME EQUITY LOANS

Property Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Single Family	2,279	$293,703,128.35	86.80%
PUD	130	27,333,819.75	8.08
Condominium	75	10,000,195.03	2.96
Townhouse	29	3,948,859.80	1.17
Manufactured Housing	33	2,551,357.82	0.75
Two- to Four-Family	7	824,223.33	0.24
Total	2,553	$338,361,584.08	100.00%

ORIGINAL TERMS TO MATURITY OF GROUP III HOME EQUITY LOANS (1)

Original Term to Maturity (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
179 - 180	1	$35,378.91	0.01%
181 - 240	1	47,874.40	0.01
301 - 360	2,551	338,278,330.77	99.98
Total	2,553	$338,361,584.08	100.00%

__________________

(1)

As of the Statistical Calculation Date, the weighted average Original Term to Maturity of the Group III Home Equity Loans is approximately 360 months.

REMAINING TERMS TO MATURITY OF GROUP III HOME EQUITY LOANS (1)

Range of Remaining Terms to Maturity (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
179 - 180	1	$35,378.91	0.01%
181 - 240	1	47,874.40	0.01
301 - 360	2,551	338,278,330.77	99.98
Total	2,553	$338,361,584.08	100.00%

__________________

(1)

As of the Statistical Calculation Date, the weighted average Remaining Term to Maturity of the Group III Home Equity Loans is approximately 359 months.

SEASONING OF GROUP III HOME EQUITY LOANS (1)

Range of Seasoning (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
0	1,051	$147,632,063.30	43.63%
1 - 8	1,502	190,729,520.78	56.37
Total	2,553	$338,361,584.08	100.00%

__________________

(1)

As of the Statistical Calculation Date, the weighted average Seasoning of the Group III Home Equity Loans is approximately 1 month.

OCCUPANCY STATUS OF GROUP III HOME EQUITY LOANS

Occupancy Status	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Primary	2,506	$334,748,260.77	98.93%
Investor	27	2,093,806.43	0.62
Second Home	20	1,519,516.88	0.45
Total	2,553	$338,361,584.08	100.00%

DOCUMENTATION TYPES OF GROUP III HOME EQUITY LOANS

Documentation Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Full Documentation	2,195	$283,328,275.34	83.74%
Stated Documentation	257	38,732,183.41	11.45
Limited Documentation	101	16,301,125.33	4.82
Total	2,553	$338,361,584.08	100.00%

CREDIT GRADES OF GROUP III HOME EQUITY LOANS

Credit Grade	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
A	1,952	$280,109,177.21	82.78%
B	185	19,397,424.03	5.73
C	416	38,854,982.84	11.48
Total	2,553	$338,361,584.08	100.00%

ORIGINAL CREDIT SCORES OF GROUP III HOME EQUITY LOANS (1)

Range of Original Credit Scores (2)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Not Available(3)	3	$137,787.15	0.04%
451 - 475	1	24,320.87	0.01
476 - 500	15	1,776,756.16	0.53
501 - 525	232	23,252,018.92	6.87
526 - 550	557	66,172,077.30	19.56
551 - 575	436	53,131,764.62	15.70
576 - 600	425	57,747,604.67	17.07
601 - 625	341	50,135,573.41	14.82
626 - 650	266	40,975,589.61	12.11
651 - 675	165	26,659,338.66	7.88
676 - 700	68	10,937,004.27	3.23
701 - 725	25	4,757,857.98	1.41
726 - 750	14	1,650,164.31	0.49
751 - 772	5	1,003,726.15	0.30
Total	2,553	$338,361,584.08	100.00%

__________________

(1)

As of the Statistical Calculation Date, the weighted average Original Credit Score of the Group III Home Equity Loans (excluding Home Equity Loans for which a credit score is not available) is approximately 591.

(2)

The statistical credit score based on the borrower's historical credit data obtained by the originator of the Home Equity Loan through one or more of the three major credit bureaus in connection with the origination of the Home Equity Loan.

(3)

Home Equity Loans indicated as having a credit score that is "not available" consist of Home Equity Loans where no credit score can be obtained for the related borrower.

PRODUCT TYPES OF GROUP III HOME EQUITY LOANS

Product Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
2/28 ARM	2,084	$275,284,720.14	81.36%
3/27 ARM	426	57,116,201.25	16.88
6 Month ARM	39	5,225,524.39	1.54
5/25 ARM	4	735,138.30	0.22
Total	2,553	$338,361,584.08	100.00%

PREPAYMENT PENALTIES OF GROUP III HOME EQUITY LOANS

Prepayment Penalty	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Prepayment Penalty	1,959	$252,909,384.49	74.75%
No Prepayment Penalty	594	85,452,199.59	25.25
Total	2,553	$338,361,584.08	100.00%

PURPOSE OF GROUP III HOME EQUITY LOANS

Purpose	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Cash Out Refinance	1,782	$224,979,048.04	66.49%
Rate/Term Refinance	632	88,082,197.10	26.03
Purchase	139	25,300,338.94	7.48
Total	2,553	$338,361,584.08	100.00%

BOND SUMMARY (to Call / Maturity)
Class AF-1 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	1.82	1.33	1.06	0.95	0.78	0.63	0.54
First Principal Payment Date	04/25/2004	04/25/2004	04/25/2004	04/25/2004	04/25/2004	04/25/2004	04/25/2004
Last Principal Payment Date	12/25/2007	11/25/2006	04/25/2006	01/25/2006	08/25/2005	04/25/2005	02/25/2005
Principal Windows (mos.)	45	32	25	22	17	13	11
Class AF-1 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	1.82	1.33	1.06	0.95	0.78	0.63	0.54
First Principal Payment Date	04/25/2004	04/25/2004	04/25/2004	04/25/2004	04/25/2004	04/25/2004	04/25/2004
Last Principal Payment Date	12/25/2007	11/25/2006	04/25/2006	01/25/2006	08/25/2005	04/25/2005	02/25/2005
Principal Windows (mos.)	45	32	25	22	17	13	11

Class AF-2 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	4.25	2.94	2.27	2.00	1.56	1.20	0.98
First Principal Payment Date	12/25/2007	11/25/2006	04/25/2006	01/25/2006	08/25/2005	04/25/2005	02/25/2005
Last Principal Payment Date	12/25/2008	06/25/2007	09/25/2006	05/25/2006	12/25/2005	07/25/2005	04/25/2005
Principal Windows (mos.)	13	8	6	5	5	4	3
Class AF-2 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	4.25	2.94	2.27	2.00	1.56	1.20	0.98
First Principal Payment Date	12/25/2007	11/25/2006	04/25/2006	01/25/2006	08/25/2005	04/25/2005	02/25/2005
Last Principal Payment Date	12/25/2008	06/25/2007	09/25/2006	05/25/2006	12/25/2005	07/25/2005	04/25/2005
Principal Windows (mos.)	13	8	6	5	5	4	3

Class AF-3 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	6.83	4.56	3.41	3.00	2.21	1.65	1.31
First Principal Payment Date	12/25/2008	06/25/2007	09/25/2006	05/25/2006	12/25/2005	07/25/2005	04/25/2005
Last Principal Payment Date	10/25/2013	03/25/2010	08/25/2008	02/25/2008	12/25/2006	03/25/2006	10/25/2005
Principal Windows (mos.)	59	34	24	22	13	9	7
Class AF-3 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	6.83	4.56	3.41	3.00	2.21	1.65	1.31
First Principal Payment Date	12/25/2008	06/25/2007	09/25/2006	05/25/2006	12/25/2005	07/25/2005	04/25/2005
Last Principal Payment Date	10/25/2013	03/25/2010	08/25/2008	02/25/2008	12/25/2006	03/25/2006	10/25/2005
Principal Windows (mos.)	59	34	24	22	13	9	7

BOND SUMMARY (to Call / Maturity)
Class AF-4 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	12.38	8.51	5.97	5.00	4.56	2.15	1.66
First Principal Payment Date	10/25/2013	03/25/2010	08/25/2008	02/25/2008	12/25/2006	03/25/2006	10/25/2005
Last Principal Payment Date	01/25/2020	07/25/2015	09/25/2012	11/25/2010	08/25/2009	06/25/2006	12/25/2005
Principal Windows (mos.)	76	65	50	34	33	4	3
Class AF-4 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	12.38	8.52	5.97	5.00	4.62	2.15	1.66
First Principal Payment Date	10/25/2013	03/25/2010	08/25/2008	02/25/2008	12/25/2006	03/25/2006	10/25/2005
Last Principal Payment Date	01/25/2020	11/25/2015	12/25/2012	11/25/2010	02/25/2010	06/25/2006	12/25/2005
Principal Windows (mos.)	76	69	53	34	39	4	3

Class AF-5 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	16.08	11.33	8.50	7.43	5.42	2.37	1.82
First Principal Payment Date	01/25/2020	07/25/2015	09/25/2012	11/25/2010	08/25/2009	06/25/2006	12/25/2005
Last Principal Payment Date	04/25/2020	07/25/2015	09/25/2012	09/25/2011	08/25/2009	09/25/2006	02/25/2006
Principal Windows (mos.)	4	1	1	11	1	4	3
Class AF-5 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	20.63	15.89	12.43	10.71	8.24	2.37	1.82
First Principal Payment Date	01/25/2020	11/25/2015	12/25/2012	11/25/2010	02/25/2010	06/25/2006	12/25/2005
Last Principal Payment Date	02/25/2032	09/25/2027	11/25/2022	10/25/2020	07/25/2016	09/25/2006	02/25/2006
Principal Windows (mos.)	146	143	120	120	78	4	3

Class AF-6 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	8.20	7.32	6.66	6.29	5.34	2.57	1.97
First Principal Payment Date	04/25/2007	04/25/2007	07/25/2007	10/25/2007	10/25/2008	09/25/2006	02/25/2006
Last Principal Payment Date	04/25/2020	07/25/2015	09/25/2012	09/25/2011	08/25/2009	11/25/2006	04/25/2006
Principal Windows (mos.)	157	100	63	48	11	3	3
Class AF-6 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	8.22	7.39	6.87	6.64	6.49	2.57	1.97
First Principal Payment Date	04/25/2007	04/25/2007	07/25/2007	10/25/2007	10/25/2008	09/25/2006	02/25/2006
Last Principal Payment Date	12/25/2031	07/25/2027	09/25/2022	08/25/2020	05/25/2016	11/25/2006	04/25/2006
Principal Windows (mos.)	297	244	183	155	92	3	3

BOND SUMMARY (to Call / Maturity)
Class AV-1 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	4.87	3.27	2.40	2.08	1.24	0.81	0.63
First Principal Payment Date	04/25/2004	04/25/2004	04/25/2004	04/25/2004	04/25/2004	04/25/2004	04/25/2004
Last Principal Payment Date	04/25/2020	07/25/2015	09/25/2012	09/25/2011	08/25/2009	03/25/2006	10/25/2005
Principal Windows (mos.)	193	136	102	90	65	24	19
Class AV-1 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	5.16	3.48	2.55	2.21	1.28	0.81	0.63
First Principal Payment Date	04/25/2004	04/25/2004	04/25/2004	04/25/2004	04/25/2004	04/25/2004	04/25/2004
Last Principal Payment Date	06/25/2031	04/25/2026	05/25/2021	05/25/2019	03/25/2015	03/25/2006	10/25/2005
Principal Windows (mos.)	327	265	206	182	132	24	19

Class AV-2 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	2.03	1.36	1.02	0.90	0.66	0.45	0.36
First Principal Payment Date	04/25/2004	04/25/2004	04/25/2004	04/25/2004	04/25/2004	04/25/2004	04/25/2004
Last Principal Payment Date	10/25/2008	04/25/2007	06/25/2006	03/25/2006	08/25/2005	02/25/2005	12/25/2004
Principal Windows (mos.)	55	37	27	24	17	11	9
Class AV-2 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	2.03	1.36	1.02	0.90	0.66	0.45	0.36
First Principal Payment Date	04/25/2004	04/25/2004	04/25/2004	04/25/2004	04/25/2004	04/25/2004	04/25/2004
Last Principal Payment Date	10/25/2008	04/25/2007	06/25/2006	03/25/2006	08/25/2005	02/25/2005	12/25/2004
Principal Windows (mos.)	55	37	27	24	17	11	9

Class AV-3 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	7.50	4.95	3.57	3.00	1.91	1.26	0.97
First Principal Payment Date	10/25/2008	04/25/2007	06/25/2006	03/25/2006	08/25/2005	02/25/2005	12/25/2004
Last Principal Payment Date	11/25/2016	08/25/2012	04/25/2010	07/25/2009	09/25/2006	11/25/2005	06/25/2005
Principal Windows (mos.)	98	65	47	41	14	10	7
Class AV-3 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	7.50	4.95	3.57	3.00	1.91	1.26	0.97
First Principal Payment Date	10/25/2008	04/25/2007	06/25/2006	03/25/2006	08/25/2005	02/25/2005	12/25/2004
Last Principal Payment Date	11/25/2016	08/25/2012	04/25/2010	07/25/2009	09/25/2006	11/25/2005	06/25/2005
Principal Windows (mos.)	98	65	47	41	14	10	7

BOND SUMMARY (to Call / Maturity)
Class AV-4 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	15.32	10.55	7.81	6.88	2.99	1.82	1.39
First Principal Payment Date	11/25/2016	08/25/2012	04/25/2010	07/25/2009	09/25/2006	11/25/2005	06/25/2005
Last Principal Payment Date	04/25/2020	07/25/2015	09/25/2012	09/25/2011	08/25/2009	03/25/2006	10/25/2005
Principal Windows (mos.)	42	36	30	27	36	5	5
Class AV-4 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	17.96	12.54	9.23	8.13	3.38	1.82	1.39
First Principal Payment Date	11/25/2016	08/25/2012	04/25/2010	07/25/2009	09/25/2006	11/25/2005	06/25/2005
Last Principal Payment Date	05/25/2031	03/25/2026	04/25/2021	04/25/2019	02/25/2015	03/25/2006	10/25/2005
Principal Windows (mos.)	175	164	133	118	102	5	5

Class M-1 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	10.78	7.46	5.62	5.08	4.59	3.52	2.56
First Principal Payment Date	06/25/2009	10/25/2007	06/25/2007	08/25/2007	04/25/2008	11/25/2006	04/25/2006
Last Principal Payment Date	04/25/2020	07/25/2015	09/25/2012	09/25/2011	08/25/2009	11/25/2007	01/25/2007
Principal Windows (mos.)	131	94	64	50	17	13	10
Class M-1 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	11.67	8.21	6.22	5.61	5.00	5.86	4.02
First Principal Payment Date	06/25/2009	10/25/2007	06/25/2007	08/25/2007	04/25/2008	11/25/2006	04/25/2006
Last Principal Payment Date	11/25/2029	03/25/2024	09/25/2019	12/25/2017	05/25/2014	09/25/2012	09/25/2010
Principal Windows (mos.)	246	198	148	125	74	71	54

Class M-2 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	10.78	7.46	5.61	5.05	4.34	3.67	2.83
First Principal Payment Date	06/25/2009	10/25/2007	05/25/2007	07/25/2007	12/25/2007	11/25/2007	01/25/2007
Last Principal Payment Date	04/25/2020	07/25/2015	09/25/2012	09/25/2011	08/25/2009	11/25/2007	01/25/2007
Principal Windows (mos.)	131	94	65	51	21	1	1
Class M-2 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	11.65	8.18	6.19	5.55	4.72	4.64	3.74
First Principal Payment Date	06/25/2009	10/25/2007	05/25/2007	07/25/2007	12/25/2007	03/25/2008	06/25/2007
Last Principal Payment Date	04/25/2029	07/25/2023	02/25/2019	05/25/2017	12/25/2013	11/25/2010	04/25/2009
Principal Windows (mos.)	239	190	142	119	73	33	23

BOND SUMMARY (to Call / Maturity)
Class M-3 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	10.78	7.46	5.60	5.03	4.21	3.67	2.83
First Principal Payment Date	06/25/2009	10/25/2007	05/25/2007	06/25/2007	10/25/2007	11/25/2007	01/25/2007
Last Principal Payment Date	04/25/2020	07/25/2015	09/25/2012	09/25/2011	08/25/2009	11/25/2007	01/25/2007
Principal Windows (mos.)	131	94	65	52	23	1	1
Class M-3 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	11.62	8.15	6.16	5.51	4.58	4.09	3.24
First Principal Payment Date	06/25/2009	10/25/2007	05/25/2007	06/25/2007	10/25/2007	12/25/2007	03/25/2007
Last Principal Payment Date	05/25/2028	07/25/2022	04/25/2018	08/25/2016	05/25/2013	06/25/2010	12/25/2008
Principal Windows (mos.)	228	178	132	111	68	31	22

Class M-4 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	10.78	7.46	5.60	5.01	4.13	3.60	2.81
First Principal Payment Date	06/25/2009	10/25/2007	05/25/2007	06/25/2007	09/25/2007	08/25/2007	12/25/2006
Last Principal Payment Date	04/25/2020	07/25/2015	09/25/2012	09/25/2011	08/25/2009	11/25/2007	01/25/2007
Principal Windows (mos.)	131	94	65	52	24	4	2
Class M-4 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	11.59	8.12	6.13	5.47	4.48	3.84	3.02
First Principal Payment Date	06/25/2009	10/25/2007	05/25/2007	06/25/2007	09/25/2007	08/25/2007	12/25/2006
Last Principal Payment Date	11/25/2027	01/25/2022	11/25/2017	04/25/2016	02/25/2013	04/25/2010	10/25/2008
Principal Windows (mos.)	222	172	127	107	66	33	23

Class M-5 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	10.78	7.46	5.60	5.00	4.07	3.41	2.68
First Principal Payment Date	06/25/2009	10/25/2007	04/25/2007	05/25/2007	07/25/2007	06/25/2007	10/25/2006
Last Principal Payment Date	04/25/2020	07/25/2015	09/25/2012	09/25/2011	08/25/2009	11/25/2007	01/25/2007
Principal Windows (mos.)	131	94	66	53	26	6	4
Class M-5 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	11.54	8.07	6.09	5.42	4.39	3.64	2.85
First Principal Payment Date	06/25/2009	10/25/2007	04/25/2007	05/25/2007	07/25/2007	06/25/2007	10/25/2006
Last Principal Payment Date	01/25/2027	03/25/2021	03/25/2017	08/25/2015	08/25/2012	12/25/2009	07/25/2008
Principal Windows (mos.)	212	162	120	100	62	31	22

BOND SUMMARY (to Call / Maturity)
Class M-6 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	10.78	7.46	5.59	4.99	4.01	3.29	2.58
First Principal Payment Date	06/25/2009	10/25/2007	04/25/2007	05/25/2007	06/25/2007	04/25/2007	08/25/2006
Last Principal Payment Date	04/25/2020	07/25/2015	09/25/2012	09/25/2011	08/25/2009	11/25/2007	01/25/2007
Principal Windows (mos.)	131	94	66	53	27	8	6
Class M-6 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	11.46	8.00	6.03	5.37	4.30	3.49	2.72
First Principal Payment Date	06/25/2009	10/25/2007	04/25/2007	05/25/2007	06/25/2007	04/25/2007	08/25/2006
Last Principal Payment Date	01/25/2026	04/25/2020	06/25/2016	01/25/2015	02/25/2012	08/25/2009	04/25/2008
Principal Windows (mos.)	200	151	111	93	57	29	21

Class M-7 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	10.78	7.46	5.59	4.99	3.97	3.19	2.49
First Principal Payment Date	06/25/2009	10/25/2007	04/25/2007	04/25/2007	05/25/2007	03/25/2007	07/25/2006
Last Principal Payment Date	04/25/2020	07/25/2015	09/25/2012	09/25/2011	08/25/2009	11/25/2007	01/25/2007
Principal Windows (mos.)	131	94	66	54	28	9	7
Class M-7 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	11.33	7.89	5.94	5.28	4.20	3.35	2.60
First Principal Payment Date	06/25/2009	10/25/2007	04/25/2007	04/25/2007	05/25/2007	03/25/2007	07/25/2006
Last Principal Payment Date	11/25/2024	04/25/2019	08/25/2015	04/25/2014	08/25/2011	03/25/2009	01/25/2008
Principal Windows (mos.)	186	139	101	85	52	25	19

Class B (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	10.74	7.43	5.57	4.95	3.92	3.08	2.41
First Principal Payment Date	06/25/2009	10/25/2007	04/25/2007	04/25/2007	04/25/2007	01/25/2007	06/25/2006
Last Principal Payment Date	04/25/2020	07/25/2015	09/25/2012	09/25/2011	08/25/2009	11/25/2007	01/25/2007
Principal Windows (mos.)	131	94	66	54	29	11	8
Class B (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 27%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	10.93	7.57	5.69	5.05	4.00	3.13	2.44
First Principal Payment Date	06/25/2009	10/25/2007	04/25/2007	04/25/2007	04/25/2007	01/25/2007	06/25/2006
Last Principal Payment Date	01/25/2023	08/25/2017	05/25/2014	02/25/2013	09/25/2010	08/25/2008	08/25/2007
Principal Windows (mos.)	164	119	86	71	42	20	15

Net WAC Rate related to the Group III Certificates

Period	Pay Date	Net WAC Rate(1)	Effective Net WAC Rate(2)	Period	Pay Date	Net WAC Rate(1)	Effective Net WAC Rate(2)	Period	Pay Date	Net WAC Rate(1)	Effective Net WAC Rate(2)
1	4/25/2004	6.71742%	6.71742%	32	11/25/2006	9.19977%	9.19977%	63	6/25/2009	13.46159%	13.46159%
2	5/25/2004	6.94134%	9.25000%	33	12/25/2006	9.50806%	9.50806%	64	7/25/2009	13.91526%	13.91526%
3	6/25/2004	6.71743%	9.25000%	34	1/25/2007	10.45234%	10.45234%	65	8/25/2009	13.46639%	13.46639%
4	7/25/2004	6.95679%	9.25000%	35	2/25/2007	10.48584%	10.48584%	66	9/25/2009	13.46639%	13.46639%
5	8/25/2004	6.73239%	9.25000%	36	3/25/2007	11.60937%	11.60937%	67	10/25/2009	13.91528%	13.91528%
6	9/25/2004	6.73240%	9.25000%	37	4/25/2007	10.48593%	10.48593%	68	11/25/2009	13.46641%	13.46641%
7	10/25/2004	6.95682%	9.25000%	38	5/25/2007	10.83550%	10.83550%	69	12/25/2009	13.91530%	13.91530%
8	11/25/2004	6.73242%	9.25000%	39	6/25/2007	10.48656%	10.48656%	70	1/25/2010	13.47051%	13.47051%
9	12/25/2004	6.95684%	9.25000%	40	7/25/2007	11.81995%	11.81995%	71	2/25/2010	13.47051%	13.47051%
10	1/25/2005	6.74741%	9.25000%	41	8/25/2007	11.45140%	11.45140%	72	3/25/2010	14.91379%	14.91379%
11	2/25/2005	6.74742%	9.25000%	42	9/25/2007	11.45144%	11.45144%	73	4/25/2010	13.47052%	13.47052%
12	3/25/2005	7.47038%	9.25000%	43	10/25/2007	11.83319%	11.83319%	74	5/25/2010	13.91954%	13.91954%
13	4/25/2005	6.74746%	9.25000%	44	11/25/2007	11.45152%	11.45152%	75	6/25/2010	13.47053%	13.47053%
14	5/25/2005	6.97239%	9.25000%	45	12/25/2007	11.83385%	11.83385%	76	7/25/2010	13.91955%	13.91955%
15	6/25/2005	6.74749%	9.25000%	46	1/25/2008	12.38867%	12.38867%	77	8/25/2010	13.47054%	13.47054%
16	7/25/2005	6.98792%	9.25000%	47	2/25/2008	12.40139%	12.40139%	78	9/25/2010	13.47054%	13.47054%
17	8/25/2005	6.76253%	9.25000%	48	3/25/2008	13.25669%	13.25669%	79	10/25/2010	13.91957%	13.91957%
18	9/25/2005	6.76256%	9.25000%	49	4/25/2008	12.40146%	12.40146%	80	11/25/2010	13.47055%	13.47055%
19	10/25/2005	6.98801%	9.25000%	50	5/25/2008	12.81487%	12.81487%	81	12/25/2010	13.91958%	13.91958%
20	11/25/2005	6.76261%	9.25000%	51	6/25/2008	12.40208%	12.40208%	82	1/25/2011	13.47463%	13.47463%
21	12/25/2005	6.98806%	9.25000%	52	7/25/2008	13.73390%	13.73390%	83	2/25/2011	13.47463%	13.47463%
22	1/25/2006	8.38917%	9.25000%	53	8/25/2008	13.30181%	13.30181%	84	3/25/2011	14.91834%	14.91834%
23	2/25/2006	8.39558%	9.25000%	54	9/25/2008	13.30184%	13.30184%	85	4/25/2011	13.47464%	13.47464%
24	3/25/2006	9.29524%	9.29524%	55	10/25/2008	13.74527%	13.74527%	86	5/25/2011	13.92379%	13.92379%
25	4/25/2006	8.39582%	8.39582%	56	11/25/2008	13.30190%	13.30190%	87	6/25/2011	13.47464%	13.47464%
26	5/25/2006	8.67581%	8.67581%	57	12/25/2008	13.74590%	13.74590%	88	7/25/2011	13.92380%	13.92380%
27	6/25/2006	8.39607%	8.39607%	58	1/25/2009	13.45099%	13.45099%	89	8/25/2011	13.47465%	13.47465%
28	7/25/2006	9.50318%	9.50318%	59	2/25/2009	13.46125%	13.46125%	90	9/25/2011	13.47465%	13.47465%
29	8/25/2006	9.19911%	9.19911%	60	3/25/2009	14.90354%	14.90354%
30	9/25/2006	9.19933%	9.19933%	61	4/25/2009	13.46127%	13.46127%
31	10/25/2006	9.50620%	9.50620%	62	5/25/2009	13.90999%	13.90999%

(1)

Assumes all indices are instantaneously increased to 20.00% during the first payment period.

(2)

Assumes all indices are instantaneously increased to 20.00% during the first payment period and payments are received from the Cap Agreement.

Net WAC Rate related to the Subordinate Certificates

Period	Pay Date	Net WAC Rate(1)	Effective Net WAC Rate(2)	Period	Pay Date	Net WAC Rate(1)	Effective Net WAC Rate(2)	Period	Pay Date	Net WAC Rate(1)	Effective Net WAC Rate(2)
1	4/25/2004	6.85333%	6.85333%	32	11/25/2006	9.27067%	9.27067%	63	6/25/2009	13.58019%	13.58019%
2	5/25/2004	7.08179%	9.25000%	33	12/25/2006	9.57949%	9.57949%	64	7/25/2009	14.03736%	14.03736%
3	6/25/2004	6.85336%	9.25000%	34	1/25/2007	10.50595%	10.50595%	65	8/25/2009	13.58504%	13.58504%
4	7/25/2004	7.09406%	9.25000%	35	2/25/2007	10.54949%	10.54949%	66	9/25/2009	13.58505%	13.58505%
5	8/25/2004	6.86543%	9.25000%	36	3/25/2007	11.67984%	11.67984%	67	10/25/2009	14.03789%	14.03789%
6	9/25/2004	6.86545%	9.25000%	37	4/25/2007	10.54958%	10.54958%	68	11/25/2009	13.58507%	13.58507%
7	10/25/2004	7.09520%	9.24867%	38	5/25/2007	10.94227%	10.94227%	69	12/25/2009	14.03827%	14.03827%
8	11/25/2004	6.86725%	9.24673%	39	6/25/2007	10.62511%	10.62511%	70	1/25/2010	13.58748%	13.58748%
9	12/25/2004	7.09715%	9.24581%	40	7/25/2007	11.95622%	11.95622%	71	2/25/2010	13.58748%	13.58748%
10	1/25/2005	6.88101%	9.24316%	41	8/25/2007	11.59091%	11.59091%	72	3/25/2010	15.04329%	15.04329%
11	2/25/2005	6.88216%	9.24139%	42	9/25/2007	11.59095%	11.59095%	73	4/25/2010	13.58749%	13.58749%
12	3/25/2005	7.62057%	9.24517%	43	10/25/2007	11.97737%	11.97737%	74	5/25/2010	14.04041%	14.04041%
13	4/25/2005	6.88401%	9.23801%	44	11/25/2007	11.59129%	11.59129%	75	6/25/2010	13.58750%	13.58750%
14	5/25/2005	7.11438%	9.23865%	45	12/25/2007	11.97800%	11.97800%	76	7/25/2010	14.04042%	14.04042%
15	6/25/2005	6.88574%	9.23483%	46	1/25/2008	12.52366%	12.52366%	77	8/25/2010	13.58751%	13.58751%
16	7/25/2005	7.12826%	9.23607%	47	2/25/2008	12.54382%	12.54382%	78	9/25/2010	13.58751%	13.58751%
17	8/25/2005	6.89931%	9.23184%	48	3/25/2008	13.40895%	13.40895%	79	10/25/2010	14.04043%	14.04043%
18	9/25/2005	6.90009%	9.23040%	49	4/25/2008	12.54390%	12.54390%	80	11/25/2010	13.58752%	13.58752%
19	10/25/2005	7.13087%	9.23249%	50	5/25/2008	12.96233%	12.96233%	81	12/25/2010	14.04080%	14.04080%
20	11/25/2005	6.90207%	9.22766%	51	6/25/2008	12.54450%	12.54450%	82	1/25/2011	13.58991%	13.58991%
21	12/25/2005	7.13288%	9.23026%	52	7/25/2008	13.84329%	13.84329%	83	2/25/2011	13.58991%	13.58991%
22	1/25/2006	8.48887%	9.22508%	53	8/25/2008	13.41281%	13.41281%	84	3/25/2011	15.04598%	15.04598%
23	2/25/2006	8.50448%	9.22379%	54	9/25/2008	13.41284%	13.41284%	85	4/25/2011	13.58992%	13.58992%
24	3/25/2006	9.41510%	9.41510%	55	10/25/2008	13.85997%	13.85997%	86	5/25/2011	14.04292%	14.04292%
25	4/25/2006	8.50346%	8.50346%	56	11/25/2008	13.41290%	13.41290%	87	6/25/2011	13.58992%	13.58992%
26	5/25/2006	8.78666%	8.78666%	57	12/25/2008	13.86068%	13.86068%	88	7/25/2011	14.04292%	14.04292%
27	6/25/2006	8.50275%	8.50275%	58	1/25/2009	13.56647%	13.56647%	89	8/25/2011	13.58993%	13.58993%
28	7/25/2006	9.57643%	9.57643%	59	2/25/2009	13.58000%	13.58000%	90	9/25/2011	13.58993%	13.58993%
29	8/25/2006	9.27312%	9.27312%	60	3/25/2009	15.03501%	15.03501%
30	9/25/2006	9.27220%	9.27220%	61	4/25/2009	13.58002%	13.58002%
31	10/25/2006	9.58035%	9.58035%	62	5/25/2009	14.03269%	14.03269%

(1)

Assumes all indices are instantaneously increased to 20.00% during the first payment period.

(2)

Assumes all indices are instantaneously increased to 20.00% during the first payment period and payments are received from the Cap Agreement.

BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate (“CDR”), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at both static and forward LIBOR. Other assumptions incorporated include: (1) prepayment speed is 115% PPC for Fixed Rate Mortgages and 28% CPR for Adjustable Rate Mortgages, (2) 40% loss severity, (3) 12 month lag from default to loss, and (4) triggers fail (i.e., no stepdown):

	Forward LIBOR		Static LIBOR
	CDR Break	Cum Loss	CDR Break	Cum Loss
Class M-1	29.6	21.49%	31.5	22.24%
Class M-2	23.8	18.95%	25.7	19.82%
Class M-3	21.4	17.75%	23.3	18.69%
Class M-4	18.5	16.13%	20.3	17.15%
Class M-5	16.1	14.70%	17.9	15.80%
Class M-6	14.2	13.45%	16.0	14.61%
Class M-7	12.1	11.97%	13.9	13.21%
Class B	10.2	10.53%	11.8	11.71%